SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
[(Amendment No. ___)]

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CEDAR REALTY TRUST, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CEDAR REALTY TRUST, INC.

_____________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 15, 2012

_____________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cedar Realty Trust, Inc. (the “Company”) will be held at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, 34th Floor, New York, NY 10038, on Friday, June 15, 2012 at 10:00 in the morning for the following purposes:

1.	To elect seven directors.

2.	To approve the 2012 Stock Incentive Plan.

3.	To vote upon an advisory (non-binding) resolution to approve executive compensation.

4.	To approve the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.

5.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

Stockholders of record at the close of business on April 24, 2012, shall be entitled to notice of, and to vote at, the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2012.  THE
PROXY STATEMENT AND OUR 2011 ANNUAL REPORT ARE AVAILABLE AT
HTTP://WWW.CEDARREALTYTRUST.COM.

By order of the Board of Directors

Bruce J. Schanzer
President and CEO

Dated:  April 27, 2012
Port Washington, NY

IMPORTANT:  PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

CEDAR REALTY TRUST, INC.
44 SOUTH BAYLES AVENUE
PORT WASHINGTON, NEW YORK 11050

_____________________________

PROXY STATEMENT

_____________________________

The accompanying Proxy is solicited by the Board of Directors of Cedar Realty Trust, Inc., a Maryland corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on June 15, 2012, at 10:00 in the morning, or any adjournment thereof, at which stockholders of record at the close of business on April 24, 2012 shall be entitled to vote.  The cost of solicitation of proxies will be borne by the Company.  The Company has retained Phoenix Advisory Partners to assist in the solicitation of proxies for a fee of $10,500, plus out-of-pocket expenses.  The Company may use the services of its directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons.  The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services.

Each proxy executed and returned by a stockholder may be revoked at any time before it is voted by timely submission of written notice of revocation or by submission of a duly executed proxy bearing a later date (in either case directed to the Secretary of the Company) or, if a stockholder is present at the meeting, he may elect to revoke his proxy and vote his shares personally.

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2011 is being mailed herewith to each stockholder of record.  Stockholders may obtain a copy of the Company’s Form 10-K, without charge, by writing to the Company at 44 South Bayles Avenue, Port Washington, New York 11050, attention Investor Relations.  The Form 10-K is also available on the Company’s website, www.cedarrealtytrust.com.  It is intended that this Proxy Statement and form of Proxy will first be sent or given to stockholders on or about April 27, 2012.

On April 24, 2012, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting, 69,303,333 shares of common stock.  Each holder of common stock is entitled to one vote for each share of stock held by such holder.  The presence of holders representing a majority of all the votes entitled to be cast at the meeting will constitute a quorum at the meeting.  In accordance with Maryland law, abstentions, but not broker non-votes, are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Each item on the agenda must receive the affirmative vote of a majority of the shares of Common Stock cast at the meeting in order to pass.  Abstentions and broker non-votes are not counted in determining the votes cast with respect to any of the matters submitted to a vote of stockholders.

Broker Discretionary Voting

Brokers no longer have discretionary authority to vote with respect to the election of directors or on proposals 2 and 3.  If your shares are held by a broker, the broker will ask you how you want to vote your shares.  If you provide the broker with instructions, your shares will be voted in accordance with your instructions.  If you do not give any instruction on any of the proposals, then with respect to the election of directors and the vote on proposals 2 and 3, your shares will not be voted.  Therefore, it is important that you give instructions to your broker as to how to vote your shares.

It is expected that the following business will be considered at the meeting and action taken thereon:

1.           ELECTION OF DIRECTORS

Pursuant to the Articles of Incorporation and By-Laws, as amended, the director nominees elected at this meeting will be elected to serve one-year terms that expire upon the date of the next annual meeting or until their respective successors are duly elected and qualified.

It is intended that the accompanying form of Proxy will be voted for the nominees set forth below, each of whom is presently a director of the Company.  If some unexpected occurrence should make necessary, in the Board of Directors’ judgment, the substitution of some other person or persons for these nominees, shares will be voted for such other persons as the Board of Directors may select.

The Board of Directors is not aware that any nominee may be unable or unwilling to serve as a director.  The following table sets forth certain information with respect to the nominees.

NOMINEES FOR ELECTION

Name	Age	Principal Occupation and Positions Held	Served as a Director Since

James J. Burns	72
Mr. Burns, a director since 2001 and a member of the Audit (Chair) and Nominating/Corporate Governance Committees, was chief financial officer and senior vice president of Reis, Inc. (formerly Wellsford Real Properties, Inc.) from December 2000 until March 2006, and vice chairman from April 2006 until March 2009, when he entered into a consulting role at that company.  He continues to have primary responsibility for income tax compliance and reporting.  He joined Reis in October 1999 as chief accounting officer upon his retirement from Ernst & Young LLP in September 1999.  At Ernst & Young LLP, Mr. Burns was a senior audit partner in the E&Y Kenneth Leventhal Real Estate Group for 22 years.  Since 2000, Mr. Burns has also served as a director of One Liberty Properties, Inc., a real estate investment trust listed on the New York Stock Exchange.  Mr. Burns is a certified public accountant and a member of the American Institute of Certified Public Accountants.  Mr. Burns received a B.A. and M.B.A. from Baruch College of the City University of New York.
			2001
Raghunath Davloor	50
Mr. Davloor, a director since October 2009, is currently Executive Vice President and Chief Financial Officer of RioCan Real Estate Investment Trust, Canada’s largest real estate investment trust, which he joined in February 2008.  RioCan, headquartered in Toronto, Ontario, is involved in the ownership, development, management, leasing, acquisition and redevelopment of retail properties across Canada.  RioCan, through a subsidiary, owns an investment in the Company and is a partner with the Company in joint venture properties in the U.S.  From January 2006 until February 2008, Mr. Davloor was Vice President and Director of Investment Banking at TD Securities, covering the real estate sector.  For ten years prior thereto, he was with O&Y Properties Corporation and O&Y REIT in a number of progressive positions, ultimately becoming Chief Financial Officer.  Prior to joining O&Y, Mr. Davloor was a Senior Tax Manager at Arthur Andersen in the real estate advisory services group, specializing in real estate and international taxation.  He is a chartered accountant and a member of the Institute of Chartered Accountants of Ontario.  Mr. Davloor holds a Bachelor of Commerce degree from the University of Manitoba.
			2009
Pamela N. Hootkin	64
Ms. Hootkin, a director since June 2008 and a member of the Audit and Compensation Committees, has been senior vice president at PVH Corp. (formerly Phillips-Van Heusen Corporation), since May 2010.  She joined PVH Corp. in 1988 as vice president, treasurer and corporate secretary; in 1999 she became vice president, treasurer and director of investor relations; and in June 2007 she became senior vice president, treasurer and director of investor relations.  From 1986 to 1988, Ms. Hootkin was vice president and chief financial officer of Yves Saint Laurent Parfums, Inc.  From 1975 to 1986, she was employed by Squibb Corporation in various capacities, with her last position being vice president and treasurer of a division of Squibb.  Ms. Hootkin is a board member of Safe Horizon, New York (a not-for-profit organization) where she also serves on the executive and finance committees.  Ms. Hootkin received a B.A. from the State University of New York at Binghamton and an M.A. from Boston University.
			2008
Paul G. Kirk, Jr.	74
Mr. Kirk, a director from 2005 to September 2009 when he resigned as the result of his appointment as a United States Senator for Massachusetts to the seat previously held by the late Senator Edward M. Kennedy, and re-elected to the Board in June 2010, is a member of the Compensation and Nominating/Corporate Governance (Chair) Committees and is a retired partner of the law firm of Sullivan & Worcester, LLP of Boston, MA.  He was a member of the firm from 1977 through 1990.  He also serves as Chairman and CEO of Kirk & Associates, Inc., a business advisory and consulting firm.  Mr. Kirk currently serves on the Board of Directors of the Hartford Financial Services Group, Inc. and the Advisory Board of Bloomberg Government.  He has previously served on the Boards of Directors of Rayonier, Incorporated (1994 to 2011)  (a real estate investment trust listed on the New York Stock Exchange), ITT Corporation (1989-1997) and of Bradley Real Estate, Inc. (1991-2000), a real estate investment trust that was subsequently acquired by Heritage Property Investment Trust, Inc.  Mr. Kirk was a founding Director of the John F. Kennedy Library Foundation and served as its Chairman from 1992 to 2009.  He was a founding Director of the Commission on Presidential Debates and served as its Co-Chairman from 1987 to 2009.  From 1985 to 1989, Mr. Kirk served as Chairman of the Democratic Party of the U.S., and from 1983-1985 as its Treasurer.  A graduate of Harvard College and Harvard Law School, Mr. Kirk is past-Chairman of the Harvard Board of Overseers’ Nominating Committee and of the Harvard Board of Overseers’ Committee to Visit the Department of Athletics.  He has received many awards for civic leadership and public service, including honorary doctors of law degrees from Stonehill College and the Southern New England School of Law.
			2010
Everett B. Miller, III	66
Mr. Miller, a director since 1998 and a member of the Audit and Compensation (Chair) Committees, retired at the end of 2011 from his position as vice president of alternative investments at the YMCA Retirement Fund, a position he had held since September 2003.  In March 2003, Mr. Miller was appointed to the Real Estate Advisory Committee of the New York State Common Retirement Fund.  Prior to his retirement in May 2002 from Commonfund Realty, Inc., a registered investment advisor, Mr. Miller was the chief operating officer of that company from 1997 until May 2002.  From January 1995 through March 1997, Mr. Miller was the Principal Investment Officer for Real Estate and Alternative Investment at the Office of the Treasurer of the State of Connecticut.  Prior thereto, Mr. Miller was employed for eighteen years at affiliates of Travelers Realty Investment Co., at which his last position was senior vice president.  Mr. Miller received a B.S. from Yale University.
			1998
Bruce J. Schanzer	43
Mr. Schanzer has been president and chief executive officer of the Company since June 15, 2011.  Prior thereto and since 2007, Mr. Schanzer had been employed by Goldman Sachs & Co., with his most recent position being a managing director in the real estate investment banking group.  From 2001 to 2007, Mr. Schanzer was employed by Merrill Lynch, with his last position being vice president in their real estate investment banking group.  Earlier in his career, Mr. Schanzer practiced real estate law for six years in New York.  Mr. Schanzer received a BA from Yeshiva University, an MBA from the University of Chicago, and a  JD from Benjamin N. Cardozo School of Law, where he was a member of Law Review.
			2011
Roger M. Widmann	72
Mr. Widmann, a director since 2003, non-executive Chairman of the Board since June 2011, and a member of the Compensation and Nominating/Corporate Governance Committees, is an investment banker.  He was a principal of the investment banking firm of Tanner & Co., Inc. from 1997 to 2004.  From 1986 to 1995, Mr. Widmann was a senior managing director of Chemical Securities, Inc., a subsidiary of Chemical Banking Corporation (now JPMorgan Chase Corporation).  Prior to joining Chemical Securities, Inc., Mr. Widmann was a founder and managing director of First Reserve Corporation, the largest independent energy investing firm in the U.S.  Previously, he was senior vice president with the investment banking firm of Donaldson, Lufkin & Jenrette, responsible for the firm’s domestic and international investment banking business.  He had also been a vice president with New Court Securities (now Rothschild, Inc.).  He was a director of Lydall, Inc. (listed on the New York Stock Exchange), a manufacturer of thermal, acoustical and filtration materials, from 1974 to 2004, and its chairman from 1998 to 2004.  He is a director of Standard Motor Products, Inc. (listed on the New York Stock Exchange), a manufacturer of automobile replacement parts,  is Chairman of Keystone National Group, a fund of private equity funds, and is Chairman and CEO of Cutwater Associates LLC, a corporate advisory firm.  He is also a senior moderator of the Aspen Seminar at The Aspen Institute, and Vice Chairman of Oxfam America.  Mr. Widmann received an A.B. from Brown University and a J.D. from Columbia University.
			2003

CORPORATE GOVERNANCE PRINCIPLES

Independent Directors

Pursuant to rules of the New York Stock Exchange and applicable law, a majority of the Company’s directors must be independent as specified therein.  As a result, the Board undertook a review of the independence of the Company’s directors.  During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Transactions with Related Persons” below.  The Board also examined transactions and relationships between directors or their affiliates and members of the Company’s senior management or their affiliates.  The purpose of this review was to determine whether any such relationship or transaction was inconsistent with a determination that the director is independent.

As the result of this review, the Board affirmatively determined that each of Messrs. Burns, Kirk, Miller and Widmann and Ms. Hootkin is independent of the Company and its management.  The Board determined that none of these independent directors had any material relationships with the Company.  The directors who are not independent are Messrs. Schanzer and Davloor.

Corporate Governance Principles and Committee Charters

Our Board of Directors has adopted a comprehensive set of corporate governance principles to reflect its commitment to corporate governance and the role of such principles in building and sustaining stockholder value.  These principles are discussed more fully below and are set forth in our Code of Business Conduct and Ethics and the committee charters for our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.  These documents are available on our website at www.cedarrealtytrust.com.

Code of Business Conduct and Ethics

All of our employees, including our chief executive officer, chief financial officer and chief accounting officer, and our directors are required to comply with our Code of Business Conduct and Ethics.  Our Code is available on our website.  It is our intention to disclose any amendments to, or waivers from, any provisions of this Code as it applies to our chief executive officer, chief financial officer and chief accounting officer on our website within three business days of such amendment or waiver.

Audit Committee

The Board of Directors has established an Audit Committee consisting of James J. Burns, Pamela N. Hootkin and Everett B. Miller, III.  The charter of the Audit Committee is available on the Company’s website.  All the members of the Audit Committee are independent under the rules of the New York Stock Exchange and applicable law.  Each of Mr. Burns and Ms. Hootkin is qualified as an audit committee financial expert within the meaning of applicable law and the Board has determined that each of them has accounting and related financial management expertise under the rules of the New York Stock Exchange.  The principal functions of this committee are as follows:  employs the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s consolidated financial statements; pre-approves all services performed by the Company’s independent registered public accounting firm; provides oversight on the internal reporting process and the adequacy of the Company’s internal controls; reviews the scope of the audit  of the independent registered public accounting  firm and the firm performing the Company’s internal audit procedures; reviews services provided by the Company’s independent public registered accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm; and monitors the process for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

Compensation Committee

The Board of Directors has established a Compensation Committee consisting of Pamela N. Hootkin, Paul G. Kirk, Jr., Everett B. Miller, III and Roger M. Widmann, all of whom are independent.  This committee reviews and approves the compensation and benefits of executive officers and directors, administers and makes recommendations to the Board of Directors regarding executive and director compensation and stock incentive plans, and approves an annual report on executive compensation for inclusion in the proxy statement.

Nominating/Corporate Governance Committee

The Board of Directors has established a Nominating/Corporate Governance Committee consisting of James J. Burns, Paul G. Kirk, Jr. and Roger M. Widmann, all of whom are independent.  This committee develops and recommends to the Board of Directors a set of corporate governance principles, adopts a code of ethics, adopts policies with respect to conflicts of interest, monitors compliance with corporate governance requirements of state and federal law and the rules and regulations of the New York Stock Exchange, establishes criteria for prospective members of the Board of Directors, conducts candidate searches and interviews, oversees and evaluates the Board of Directors and management, evaluates from time to time the appropriate size and composition of the Board of Directors and formally proposes the slate of directors to be elected at each Annual Meeting of Stockholders.

Nomination of Directors

The Nominating/Corporate Governance Committee is responsible for the selection and nomination of directors.  The Committee has adopted a policy to consider nominees recommended by stockholders of the Company.  Stockholders who wish to recommend a nominee should send nominations directly to the Nominating/Corporate Governance Committee, at the principal executive offices of the Company, that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, including the nominee’s name, business experience and consent to be nominated for membership on our Board of Directors and to serve if elected by the stockholders.  The recommendation must be received not later than 60 days prior to the date of this meeting  We did not receive  any recommended nominees for director from any of our stockholders, other than from our directors, for this meeting.  We do not currently pay any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees for director.  The Nominating/Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders.

Once the Nominating/Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate.  This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.  The preliminary determination is based primarily on the need for additional Board members to fill vacancies, provide for succession or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below.  If the Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request additional information about the prospective nominee’s background and experience and report its findings to the Board.  The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s guidelines, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•
the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards and other professional experience to enhance the Board’s effectiveness;

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the business of the Company; and

•	the extent to which the prospective nominee provides the Board with diversity in experience and background.

The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees.  In connection with this evaluation, the Committee determines whether the person should be considered for a Board position, and one or more members of the Committee, and others as appropriate, interview prospective nominees in person or by telephone.  After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

There would be no differences in the manner in which the Nominating/Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Committee.

Qualification of Directors

The Company selects directors in compliance with the Company’s corporate governance guidelines and the charter of the Nominating/Corporate Governance Committee, using the standards and qualifications discussed under “Nomination of Directors.”  The Company is also mindful that a majority of the directors must be independent.  The existing directors were selected for a variety of reasons and to attempt to reflect the diverse business needs of the Company and diversity in experience and background.  Mr. Burns’ qualifications for election to the Company’s Board include his extensive financial and accounting expertise, particularly with public companies in the real estate industry, including real estate investment trusts.  He is currently the audit committee chairman of another REIT.  Mr. Burns qualifies as an audit committee financial expert.  Mr. Davloor was elected as a director pursuant to an agreement with RioCan Real Estate Investment Trust, but he provides extensive knowledge in finance and accounting, with a focus on real estate investment trusts.  Ms. Hootkin brings to the Board expertise in finance, investor relations and the retail industry.  She serves as a second financial expert on the Audit Committee, while also bringing gender diversity to the Board.  Mr. Kirk has extensive legal experience and experience in government and public affairs.  He also has had experience as a director of two other REITs, as well as several other public companies.  Mr. Miller has been involved in commercial real estate since 1974, with extensive knowledge about the industry in which the Company operates.  Mr. Schanzer has been involved in real estate as an attorney and investment banker and presently is chief executive officer and president of the Company.  In such positions, he has obtained extensive knowledge about the Company, its operations and the retail shopping center industry.  Investment banking expertise is provided to the Company by Mr. Widmann, who has spent most of his career in the investment banking world.  His knowledge has assisted the Company in its capital raising and other finance related activities.

Board Meetings

In the fiscal year ended December 31, 2011, there were eight meetings of the Board of Directors, six meetings of the Audit Committee, eight  meetings of the Compensation Committee and five meetings of the Nominating/Corporate Governance Committee.  Each director of the Company attended in excess of 75% of the total number of meetings of the Board of Directors and committees on which he or she served.  Board members are encouraged to attend our Annual Meeting of Stockholders.  All of our directors attended our 2011 Annual Meeting.

Communications with the Board

The Nominating/Corporate Governance Committee of the Board approved a process for handling letters received by the Company and addressed to non-management members of the Board.  Stockholders and other parties interested in communicating with any directors of the Company (or the Board as a group), may do so by writing to the Secretary of the Company, at the Company’s principal executive offices.  The Secretary will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the Secretary’s opinion, deals with the functions of the Board or committees thereof or that he otherwise determines requires the Board’s attention.  The Board, or any member thereof, may at any time request that copies of all such correspondence be forwarded to the Board.

Correspondence relating to accounting, internal controls or auditing matters is handled by the Audit Committee in accordance with its procedures.

Leadership Structure of the Board

The non-management directors of our Board meet in executive session several times during the year, generally on the same day as regularly scheduled meetings of the Board of Directors or as considered necessary or appropriate.  Roger M. Widmann, an independent director of the Company since 2003, has been chosen by the directors to be the non-executive Chairman of the Board and to preside at each such meeting.

Upon the retirement of Mr. Leo S. Ullman as Chairman of the Board, President and Chief Executive Officer of the Company in June 2011, the Company separated the role of Chairman of the Board from the Chief Executive Officer.  The Board believes this creates effective leadership and an effective decision-making process, as well as providing continuity during the transition period.  The Chairman of the Board is actively involved in corporate governance matters and on at least a quarterly basis runs an executive session of independent directors.  In addition, the Nominating/Corporate Governance Committee annually conducts an evaluation of the performance of the Board and its committees and of the Chief Executive Officer.  A key responsibility of the Board and Chief Executive Officer is to ensure continuity of leadership of the Company.  Each year, the Chief Executive Officer presents a succession plan to the Board.  This plan is reviewed on at least an annual basis by the Board.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee's compensation philosophy is to align executive compensation with the interests of stockholders, attract, retain and motivate a highly competent team of executives, link pay to performance, achieve a balance between short-term and long-term results, teamwork and individual contributions, and utilize equity as a significant reward for performance.  This is achieved through a combination of base salary, annual bonuses and long-term equity, with a significant portion of compensation being at risk and dependent on the performance of the Company and the executive.

The Committee utilizes the services of outside independent consultants to assist the Committee in formulating our total compensation plan.  For 2011, our Compensation Committee retained a compensation consulting firm, Chernoff Diamond & Co. LLC (“Chernoff”),  to assist in implementing our compensation policy.  In 2011, the Company retained a new president and chief executive officer, or CEO,  and a new chief financial officer and determined to restructure its portfolio and sell non-core assets.  At the same time, the Committee determined to review the services of its existing compensation consultant and interviewed several compensation consulting firms.  As the result, for 2012, our Compensation Committee retained Mercer (US) Inc. (“Mercer”) as its compensation consulting firm to assist our Committee in assessing the Company’s current executive compensation plans and to provide recommendations for changes  in our future compensation policy.  Each consultant provides to our Committee relevant market data about our peer companies and makes recommendations as to compensation matters.  The Committee has  relied on the guidance of these consultants in formulating and refining our executive compensation practices.  The consultants are not otherwise engaged by the Company and do not provide any other services for the Company.  The discussion under this Compensation Discussion and Analysis relates to the CEO and the other named executive officers included in the Summary Compensation Table.

At the Company’s 2011 annual meeting, stockholders approved the executive compensation for the Company and approved an annual vote on the frequency of voting on executive compensation.  The Board of Directors of the Company had recommended an annual vote on executive compensation and has determined to follow the decision of the majority vote and to hold an advisory vote on executive compensation once every year.  In setting future compensation, the Compensation Committee will consider the results of the vote, together with the advice of the Committee’s consultant.  Since stockholders approved the compensation, the Committee does not believe that any material changes will need to be made by it in addressing executive compensation matters.  Our Compensation Committee values constructive feedback from our stockholders about executive compensation and will continue to consider the views of our stockholders, including the results of our annual advisory vote, when making future executive compensation decisions.

In response to concerns expressed by investors and proxy advisory firms, the Company has amended all its outstanding employment agreements that contained provisions entitling the Company’s officers to be grossed up, on an after-tax basis, for any excise taxes imposed under the Internal Revenue Code of 1986, as amended (the "Code"), on any excess parachute payments they receive in connection with the benefits and payments provided to them upon a change in control.  As the result, the Company has eliminated all such gross up payments with respect to all its officers and employees.

The Compensation Committee regularly reviews all elements of compensation to ensure that we remain competitive in the market and to ensure that overall compensation, including the mix of stock and cash, is aligned with our business objectives, our performance and the interests of our stockholders.  The Committee conducts an annual review of our CEO’s performance and takes these results into consideration when recommending the CEO’s compensation to the independent members of the full Board of Directors for their approval. The Committee also obtains input from its compensation consultant in determining the CEO’s compensation.  Our CEO plays a significant role in setting the compensation for our other named executive officers by providing the Committee with an evaluation of their performance, together with recommendations for the amount of the annual bonus and long-term equity.  The Committee also obtains input from its compensation consultant and has the discretion to accept, reject or modify the CEO’s recommendations.

Compensation Objectives

The Committee uses three components in establishing executive compensation, namely base salary, annual bonuses and long-term equity compensation.  As a result, two key elements of compensation depend upon the performance of the executive, including (a) an annual bonus that is based on an assessment of the executive’s performance, both individually and within the context of our overall performance, a significant portion of which is paid in shares of stock of the Company that are subject to vesting and continued service, and (b) long-term equity compensation in the form of shares, subject to vesting and continued service.  Thus, a significant portion of compensation is at risk and variable depending on both our short-term financial performance and long-term creation of stockholder value, with the largest portion of this at risk compensation designed to incentivize our executives to create long-term stockholder value.  Since a significant portion of each executive’s total compensation is equity-based, we require our executives to maintain a meaningful ownership position in our company.  Salary is intended to attract and retain executives and to provide compensation that is commensurate with the executive’s scope of responsibility and effectiveness.  Bonuses are designed to align the executive’s compensation with the Company’s short-term business goals, including the strategic restructuring and disposition of non-core assets.  Long-term equity compensation focuses on our Company achieving long-term business goals, especially total stockholder return (“TSR”).   We attempt to retain our executives by rewarding the executives with long-term equity only if the executive remains with us for a substantial period of time.  The policy for allocating between either cash and non-cash compensation or short-term or long-term compensation is established on an annual basis.  The Committee determines the appropriate level and mix of compensation.  The Committee also considers the individual components of compensation, as well as the total compensation received by each named executive officer, relative to such officer’s performance, the peer group and each other (i.e., internal equity) in making its determination.  The amount each executive actually earns varies based on the executive’s performance, contribution and overall value to the Company.  The Company does not provide material perquisites or supplemental retirement benefits.  The Committee has not utilized tally sheets or wealth accumulation in evaluating compensation, but it may do so in the future.  The Company does not currently have any clawback or other compensation recovery policy with respect to compensation that may have been paid on the basis of incorrect financial results; however, the Company will adopt such a policy in the future to comply with the provisions of the Dodd-Frank Act once these guidelines are enacted.

Implementation

The Committee, with the assistance of its compensation consultant, annually reviews the peer group of companies used by the Committee.  For use in setting compensation for 2011, Chernoff selected a peer group of 15 equity REITs with a business focus similar to ours, a majority of which are our direct competitors.  The peer group selected by Chernoff was reviewed and approved by the Chairman of the Committee and the CEO of the Company.  The peer group was changed from the prior year to represent a more size equivalent group.  The data that was obtained for these companies was for the 2009 fiscal year, with the primary source of the data being from documents publicly filed by the companies in the peer group.  The peer group consisted of the following companies:

Acadia Realty Trust Ashford Hospitality Trust Inc. Colonial Properties Trust Cousins Properties Inc. First Potomac Realty Trust Getty Realty Corp. Glimcher Realty Trust Hersha Hospitality Trust	Inland Real Estate Corp. Kite Realty Group Trust Lexington Realty Trust Pennsylvania Real Estate Investment Trust Ramco Gershenson Properties Trust Saul Centers Inc. Urstadt Biddle Properties Inc.

Although comparisons of compensation paid to our named executive officers relative to compensation paid to similarly situated executives in our peer group assists the Committee in determining compensation, the Committee evaluates compensation based on the corporate objectives discussed above, with a comparison to peers being one of the factors considered.  As a result, for periods prior to 2012 the peer group was not used to benchmark compensation.

Based on its review of compensation amounts for 2011, Chernoff reviewed the total compensation for the named executive officers (consisting of base salary, annual bonus and value of long-term equity grants) in comparison to peer group payments to equivalent level executives.

For use in setting compensation for 2012, Mercer developed a new peer group of ten equity REITs with a business focus similar to ours, a majority of which are our direct competitors.  The peer group was changed from the prior year based on criteria established by Mercer, namely that the peer group should consist of US based publicly traded retail REITs with revenues generally ranging from one-half to two times the revenues of the Company, with the Company’s revenues at about the median of the group.  The data that was obtained for these companies was for the 2010 fiscal year.  The peer group selected by Mercer was reviewed and approved by the Chairman of the Committee and the CEO of the Company and consists of the following companies:

Acadia Realty Trust American Assets Trust Inc. Cousins Properties Inc. Equity One Inc. Glimcher Realty Trust	Kite Realty Group Trust National Retail Properties Pennsylvania Real Estate Investment Trust Ramco-Gershenson Properties Trust Urstadt Biddle Properties Inc.

For 2012, Mercer benchmarked the Company’s compensation against the peer group and against a compensation survey compiled by the National Association of Real Estate Investment Trusts and in a report furnished to the Committee made recommendations for compensation for our CEO and other members of management, including our named executive officers.  This report will be considered by the Committee in setting total compensation for 2012, including the annual bonus and long-term awards.

Base Salary

Base salaries for our named executive officers depend on the scope of their responsibilities and their performance.  Base salary, which is paid in cash, is designed to compensate the executives for services rendered during the year.  These salaries are compared to amounts paid to the executive’s peers outside our Company.  Salary levels are typically considered annually as part of the Committee’s performance review process and increases are based, in part, on the Committee’s assessment of the performance of the executive.  In light of continuing concerns about the economy, the Committee determined that base salary for 2012 for each of Mr. Schanzer and Ms. Walker would remain the same as for 2011; however, the base salary of Mr. Mays was increased by 15% to $373,750 based on the Committee’s assessment of Mr. Mays’ outstanding performance since his employment commenced.

Each of the named executive officers is employed under an employment agreement, with the employment agreements of Messrs. Schanzer and Mays having been entered into in 2011 when each of them joined the Company.  In each of these employment agreements, the salary was fixed at the time the agreement was signed.  At that time, the Company had conducted a search for a new chief executive officer and new chief financial officer and believed the compensation to be appropriate in light of the experience and responsibilities of each of Messrs. Schanzer and Mays.  In addition, since each of them was leaving his existing employment and, as a result was forfeiting various benefits that had not yet vested, the Committee determined it was appropriate to compensate them for their lost benefits.  The Board of Directors is required to review base salary annually and may increase, but not decrease, such salary.  The role of the Compensation Committee is to determine whether an increase in such salary is justified and to compare base salaries with the peer group.

Annual Bonus

The Committee seeks to align the interests of the named executive officers by evaluating executive performance on the basis of individual performance and specified financial tests.

Prior to the retention of Mr. Schanzer as president and CEO, with respect to annual bonuses for 2011, the Committee determined that two criteria would be used, with 70% of the bonus based on a calculation of the Company’s adjusted funds from operations (“AFFO”) and 30% based on specified goals and criteria established for each executive officer.  The Committee believed at that time that such AFFO calculation was the appropriate benchmark for incentive compensation.  When Mr. Schanzer was retained in June 2011 as president and CEO, a thorough analysis was performed of the Company’s property portfolio.  As the result, the Company determined to restructure its portfolio and sell non-core assets.  Mr. Schanzer did not believe it was appropriate to base annual bonuses for 2011 on any pre-determined formula due to this restructuring, but rather to pay bonuses based on an assessment of each executive officer’s performance.  The Committee agreed with Mr. Schanzer’s assessment for 2011.

Under Mr. Schanzer’s employment agreement, for 2011 he was guaranteed a cash bonus of between $400,000 and $500,000.  The Committee evaluated his performance and determined that he had performed at an extremely high level and in such a short period of time was able to understand and evaluate the Company’s operations.  The Committee felt that his performance merited him a $500,000 cash bonus. With respect to establishing bonuses for each of the other named executive officers, the Compensation Committee received from Mr. Schanzer his recommended dollar amounts of the annual bonuses.  The Compensation Committee reviewed in detail each officer’s responsibility and made its own assessment as to bonuses for each officer, but relied extensively upon the recommendations of Mr. Schanzer who was the ultimate supervisor for all the officers.  Mr. Mays, the CFO, had overall responsibility for the Company’s financial activity role.  In addition, as an inducement to Mr. Mays to accept the position with the Company, the Compensation Committee guaranteed Mr. Mays a minimum cash bonus for 2011 of $240,000.  Based on his outstanding performance, the Committee awarded to Mr. Mays an additional bonus of $85,000, payable all in stock.  Ms. Walker was involved in many phases of the Company’s operations and is the Company’s Chief Operating Officer.  Based on her role and performance, the Committee awarded her a bonus of $250,000, payable 25% in cash and 75% in stock.  The stock awards for Mr. Mays and Ms. Walker vest in three equal annual installments, subject to acceleration of vesting under the 2004 Stock Incentive Plan upon retirement, death or disability or upon occurrence of a change in control.

Long-Term Compensation

We believe that outstanding long-term performance is achieved through an ownership position that encourages a focus on the long-term performance of the Company.  Through the use of equity-based awards, long-term incentive awards are made annually to members of our senior management.

For 2009, long-term incentive compensation was paid by the granting of restricted stock under the 2004 Stock Incentive Plan, with 25% to vest on the third anniversary if the employee was still employed by the Company, 56-1/4% to vest after three years if the TSR over the three year period of 2009-2011 averaged 6% or more per year for such three years, and 18-3/4% to vest after three years based on a comparison of the Company’s TSR with its peer group.  It was determined that for purposes of comparing the TSR with that of the Company’s peers, for every one percent (or fraction thereof) above or below such level achieved by the Company, the percentage of equity awards would be increased or decreased by one percent (or fraction thereof); provided that the Company’s TSR above the median of the peer group would be capped at 20% and if the Company’s TSR was more than 20% below the median of the peer group, then no awards would be earned.  With respect to the awards granted in 2009, the Company did not attain an average 6% TSR for the three-year period ended December 31, 2011, with the TSR being more than 20% below the median of the peer group.  As the result, none of the performance-based restricted shares granted in 2009 would have vested and, therefore, the Committee determined that no  performance-based restricted shares granted in 2009 were earned.

The Committee determined that long-term incentive compensation for 2010 would be in the form of a combination of time-based and performance-based restricted stock to be issued in accordance with the terms of our 2004 Stock Incentive Plan, with 25% to be time based and 75% to be performance based, with  37-1/2% based on absolute TSR and 37-1/2% based on relative TSR.  The TSR for such three-year period was set at an average of 6% or more over such three years.  It was determined that for purposes of comparing the TSR with that of the Company’s peers, for every one percent (or fraction thereof) above or below such level achieved by the Company, the percentage of equity awards would be increased or decreased by one percent (or fraction thereof); provided that the Company’s TSR above the median of the peer group would be capped at 20% and if the Company’s TSR was more than 20% below the median of the peer group, then no awards would be earned.

With respect to long-term equity awards for 2011, the Committee increased the award to Ms. Walker by $50,000, based on the factors previously discussed, with 25% of such awards to be based on time, 37-1/2% based on absolute TSR and 37-1/2% on relative TSR, subject to the same vesting requirements used in prior years.  The Committee felt it was appropriate to increase the TSR hurdle rate and for 2011 the TSR for the three-year period 2011-2013 was set at an average of 8% or more over such three years.

TSR was selected as the performance goal since it ties this portion of the compensation to stockholder value, with the total value of these awards corresponding to stock price appreciation and dividends.  Dividends, if declared by the Board, are paid on the shares issued as restricted stock even though such stock has not vested.  TSR is determined by adding dividends paid during the year to the change in stock price for such year, with the stock price to be measured as the average closing price for the last 20 trading days of the year.  This would be measured for the complete three-year period.  Stock awards are based on both performance and continued service with us, subject to acceleration of vesting upon retirement, death or disability or upon a change in control.  In order for the stock to be earned, the Company must achieve the performance goals by the end of the three-year performance period and the employee must remain employed by us for such three years.

Our practice is to determine the dollar amount of long-term equity compensation to be granted and then to grant a number of shares that have a fair market value equal to that amount on the first trading day of the year for which the grant is made.  Fair market value is determined by selecting the closing price of our common stock applicable to the relevant grant dates.  Historically, our practice has been to issue restricted stock and not to grant stock options.  Other than certain minor grants of stock options in 2001 that expired, we have not granted any stock options.

With respect to long-term awards for 2012 and going forward, the Committee is reviewing the report furnished to it by Mercer.

Perquisites

The only perquisite provided to our named executive officers is either reimbursement for use of an automobile for business purposes or the leasing of automobiles directly by the Company for an executive’s benefit since the executives need such vehicles for frequent travel to and from the Company’s numerous shopping centers.  No other material perquisites are provided.  Since the perquisites are de minimus, the Committee does not focus on them.

Retirement Benefits

Named executive officers participate in the Company’s tax qualified 401(k) plan providing for employer and employee contributions.

We do not provide any supplemental retirement benefits for the named executive officers.

Employment Agreements

We have employment agreements with the named executive officers and other officers.  Each of these agreements has change in control provisions that are designed to promote stability and continuity of senior management.  These agreements, including change in control payments, were negotiated on an arm’s length basis and are more fully described in “Employment Agreements with Named Executive Officers.”  The Committee does not believe these provisions will adversely affect the interests of our stockholders in the event of a change in control.

Stock Ownership Guidelines

In 2007, the Committee established target stock ownership guidelines for our named executive officers to more closely align their interests with  those of our stockholders.  The number of shares of our common stock that is targeted to be owned is set at a multiple of the executive’s base salary.  For the chief executive officer, the multiple is four times base salary, while for the other named executive officers the multiple is two times base salary.  All the named executive officers exceed these levels.

We also established target ownership guidelines for our directors.  For each director who has served as a director for at least four years, such director is expected to own shares of our common stock totaling not less than the number of shares constituting the equity portion of his annual retainer for the previous four years.  All such directors meet such guidelines.

Tax Deductibility of Compensation

The financial reporting and income tax consequences to the Company of the compensation components for the executive officers are considered by the Committee in analyzing the level and mix of compensation.  The Code was amended in 1993 with respect to the ability of publicly held corporations such as the Company to deduct compensation in excess of $1,000,000 per individual, other than performance based compensation.  The Compensation Committee continues to evaluate the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers.

COMPENSATION

Oversight of Risk

The Board is involved in the review of risks inherent in the operations of the Company’s business and the implementation of the annual budget for the Company.  The Board reviews the annual budget of the Company at a meeting and actual results against the budget throughout the year at regular Board meetings as part of its review and evaluation of the direction of the Company.  At Board meetings, various risks facing the Company are reviewed and discussed by the Board.  In assessing compensation, in particular annual bonuses and long-term incentive compensation, the Compensation Committee reviewed the risks discussed at Board meetings.  Based on its own evaluation, the Committee concluded that risks associated with compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The following table sets forth certain information regarding compensation paid by the Company to its chief executive officer, chief financial officer and to its other executive officer.

Name and Principal Position	Year	Salary (5) ($)	Bonus (5)(6) ($)	Stock Awards (7) ($)	All Other Compensation (8) ($)	Total ($)
Bruce J. Schanzer(1) President and Chief Executive Officer	2011	446,154	500,000	1,171,250	16,500	2,133,904
Philip R. Mays(2) Chief Financial Officer	2011	186,250	525,000(2)	749,997	35,000(2)	1,496,247
Leo S. Ullman(3) President and Chief Executive Officer	2011 2010 2009	231,008 509,000 499,000	0 388,472 750,061	841,168 894,026 858,974	15,988 22,000 22,000	1,088,164 1,813,498 2,157,813
Lawrence E. Kreider, Jr.(4) Chief Financial Officer	2011 2010 2009	171,369 371,300 364,000	0 171,575 265,405	210,291 245,854 236,220	14,173 20,436 17,947	395,833 809,165 891,211
Brenda J. Walker Vice President and Chief Operating Officer	2011 2010 2009	315,000 299,400 293,500	250,000 155,981 268,492	252,347 223,506 188,975	18,271 17,912 18,442	835,618 696,799 775,520

(1)	Mr. Schanzer was appointed President and Chief Executive Officer effective June 15, 2011.

(2)	Mr. Mays was appointed Chief Financial Officer in June 2011. The bonus includes a $200,000 signing bonus and all other compensation includes a $35,000 relocation payment.

(3)	Mr. Ullman retired as Chairman of the Board, President and Chief Executive Officer effective June 15, 2011.

(4)	Mr. Kreider’s employment ended June 19, 2011.

(5)
For all these years, Ms. Walker contributed a portion of her salary and/or cash bonus to the 2005 Cedar Realty Trust, Inc. Deferred Compensation Plan.  In addition, in 2011 Mr. Schanzer, Mr. Ullman, Mr. Kreider and Ms. Walker contributed a portion of their salary to the Company’s 401(k) Savings Plan.

(6)
For 2011, this column represents the total bonus earned in 2011. Mr. Schanzer’s bonus was paid in cash.  With respect to Mr. Mays and Ms. Walker, $85,000 and $187,500, respectively, of their bonuses were paid in the form of restricted shares of common stock issued at the market price as of the close of business on January 3, 2012.  This column also represents the total bonus earned in 2010, 50% of which was paid in cash and 50% of which was paid in the form of restricted shares of common stock issued at a 15% discount to the market price as of the close of business on March 21, 2011.  Of the total bonus earned in 2009, 50% was paid in cash and 50% was paid in the form of restricted shares of common stock issued at a 15% discount to the market price as of the close of business on March 23, 2010.  This column also includes special cash bonuses paid in 2009 to Mr. Ullman and Ms. Walker of $250,000 and $67,750, respectively.  The shares granted in 2012 vest in three equal annual installments, commencing January 3, 2013, while the shares granted in 2011 and 2010 vested on March 21, 2012 and March 23, 2011, respectively.

(7)
This column represents the grant date fair value of awards granted under the Company’s 2004 Stock Incentive Plan computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“Topic 718”).  A portion of the restricted share grants is subject to market conditions, i.e., they are tied to two separate measurements of total stockholder return, as described in the Compensation Discussion and Analysis (”CDA”), which reduces the calculation of grant date fair value under Topic 718.  There is no assurance that either of these measurements will be met and that the restricted share grants will not be forfeited.  For additional information, see Note 2, “Summary of Significant Accounting Policies-Share-Based Compensation,” and Note 18, “Share-Based Compensation,”  to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission.

(8)	Consists of matching contributions and other payments made by the Company related to its 401(k) plan, except as otherwise noted for Mr. Mays.

Employment Agreements With Named Executive Officers

The Company has employment agreements with each of the named executive officers, Messrs. Schanzer and Mays and Ms. Walker.  The annual base salary established for each of these officers for 2012 is $800,000, $373,750 and $315,000, respectively.

Effective June 15, 2011, Mr. Schanzer entered into a seven-year employment agreement to serve as the Company’s President and Chief Executive Officer at an annual salary of $800,000.  Mr. Schanzer participates in the Company’s annual bonus plan for senior executive officers.  Mr. Schanzer is also entitled to receive a long-term incentive compensation grant of 2,500,000 shares of restricted stock, one-half of which will vest on the seventh anniversary of the grant date (June 15, 2018) if Mr. Schanzer is still employed by the Company, with the other one-half to vest on the seventh anniversary of the date of grant (June 15, 2018) if Mr. Schanzer is still employed by the Company and the Company’s total stockholder return for such seven years averages 6.5% or more per year.  The grant of the stock is subject to stockholders approving the new stock incentive plan described in proposal 2.  Pending such approval, Mr. Schanzer received an initial grant of 250,000 restricted shares on the date his employment commenced, received an additional grant of 250,000 shares on January 3, 2012 and will receive a grant of an additional 250,000 shares on the first business day of each January thereafter.

Effective June 7, 2011, Mr. Mays entered into a four-year employment agreement to serve as the Company’s Chief Financial Officer at an annual salary of $325,000.  Upon signing the agreement, Mr. Mays received a $200,000 signing bonus.  Mr. Mays  participates in the Company’s annual bonus plan for senior executives, with his initial bonus for 2011 guaranteed in the amount of $240,000, which was paid in cash.  Mr. Mays also received an initial grant of 137,111 shares of restricted stock under the Company’s 2004 Stock Incentive Plan.

In 2011, the employment agreement with  Ms. Walker was amended to extend the term thereof so that it will expire October 31, 2012.  Similar amendments were entered into with all other officers of the Company who have employment agreements.  As a condition to extending the term of employment, all the officers of the Company agreed to the deletion of all provisions contained in their employment agreements that entitled them to be grossed up, on an after-tax basis, for any excise taxes imposed under the Code on any excess parachute payments they receive in connection with the benefits and payments provided to them upon a change in control.  As the result, the Company has eliminated all such gross up payments with respect to all its officers and employees.  In addition, if on or prior to October 31, 2012, the Company shall not have extended the term of employment of an officer for at least an additional year on terms at least equally favorable to the officer, then any restricted shares of common stock of the Company granted to such officer, including performance shares, shall immediately vest on October 31, 2012.

Under each employment agreement, an executive’s employment agreement will terminate automatically upon the retirement, death or disability of such executive, without payment of any additional compensation, except that under the 2004 Stock Incentive Plan all unvested Restricted Shares will immediately become fully vested.  Upon the termination of employment by the Company with cause or by the executive without good reason, no additional compensation will be due to such executive.  In the event of termination of an agreement by the Company without cause or by the executive for good reason, the executive is entitled to receive from the Company within five days following termination:

•	Any earned and unpaid base salary;

•	A lump sum cash payment of two and one-half times the executive’s annual base salary and average annual bonus for the preceding two years;

•	Continuation of health insurance benefits for 12 months (to be reduced to the extent the executive receives comparable benefits); and

•	Acceleration of vesting of all options, restricted shares and other awards.

Good reason means:

•	Material breach by the Company of the employment agreement;

•	A material reduction in the executive’s duties or responsibilities;

•	The relocation of the executive or the headquarters of the Company to any location outside of the New York City metropolitan area; or

•	A change in control of the Company.

Each employment agreement also provides that each executive will not compete with the Company or hire any employees of the Company for a period of one year after the termination of the executive’s employment, unless employment is terminated by the Company without cause or by the executive for good reason.

If employment of any of our named executive officers is terminated by the Company without cause or by the executive for good reason in a situation whether or not involving a change in control, the chart below sets forth the severance payments that would have been made based on a hypothetical termination date of December 31, 2011 and using the closing price of our stock on that date.  These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of the executive’s employment.

Termination of Employment With or Without Change In Control

Name	Cash Compensation (Salary and Bonus) ($)	Value of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)

Bruce J. Schanzer	3,562,500	10,775,000	20,817	14,358,317
Philip R. Mays	1,625,000	590,948	20,817	2,236,765
Brenda J. Walker	1,315,705	579,867	7,175	1,902,747

Effective June 15, 2011, Mr. Ullman retired as the Company’s Chairman of the Board, President and Chief Executive Officer.  Pursuant to the terms of his employment and retirement agreements, the Company agreed to pay Mr. Ullman in cash $3,260,495 (an amount equal to 299% of the sum of his annual salary and average bonus for 2009 and 2010).  This amount was deposited into a rabbi trust that was released to Mr. Ullman on April 2, 2012.  Through September 30, 2011, Mr. Ullman agreed to be available to the Company to provide assistance in the transition process.  As the result, the Company continued to pay to Mr. Ullman his then current salary through September 30, 2011.  In addition, all restricted stock held by Mr. Ullman was vested, the Company agreed to reimburse Mr. Ullman for the costs of medical insurance through June 15, 2012 and Mr. Ullman’s non-compete obligation was waived.

Lawrence Kreider’s employment agreement expired by its terms on June 19, 2011.  Mr. Kreider was engaged as a consultant through December 31, 2011 and received compensation of $30,940 per month.  All restricted stock held by Mr. Kreider was vested as of June 19, 2011.

Equity Awards

The following table sets forth certain information with respect to the grant of equity awards for the fiscal year ended December 31, 2011.

Grants of Plan-Based Awards For Year Ended December 31, 2011

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Full Fair Value (6) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Bruce J. Schanzer						125,000(1)		125,000(3)			1,171,250
Philip R. Mays								137,111(4)			749,997
Leo S. Ullman						114,679(2)		38,226(5)			841,168
Lawrence E. Kreider, Jr.						28,669(2)		9,557(5)			210,291
Brenda J. Walker						34,403(2)		11,468(5)			252,347

(1)
These are restricted shares that vest June 15, 2018 if Mr. Schanzer is then employed by the Company and the Company’s total stockholder return for such seven year period averages 6.5% or more per year.

(2)
These are restricted shares granted to the named executives that will vest at the end of a three-year performance period (commencing January 1, 2011 and ending December 31, 2013) which are market and cash-return driven and therefore completely at risk.  See the CDA for a description of the performance goals.  The shares granted to Messrs. Kreider and Ullman vested in June 2011 when they left the employ of the Company.

(3)	These are restricted shares that vest June 15, 2018 if Mr. Schanzer is then employed by the Company.

(4)	These are restricted shares granted to Mr. Mays that will vest in four equal annual installments, commencing June 7, 2012.

(5)
These are restricted shares granted to the named executives representing the time-based portion of long-term compensation that will vest three years from the date of grant (see CDA).  The shares granted to Messrs. Kreider and Ullman vested in June 2011 when they left the employ of the Company.

(6)
This column shows the grant date fair value of restricted share grants to the named executives for 2011 under Topic 718 (does not include the restricted share portion of the 2011 bonus, which was granted effective January 3, 2012, but which is included in the Summary Compensation Table for 2011).  The applicable shares for Mr.  Mays and Ms. Walker were 19,362 and 47,210, respectively.  For restricted share grants, fair value is determined (1) for time-based grants as the market price of the Company’s common stock on the date of grant and (2) for market/performance-based grants by an independent appraisal.

No options were granted by the Company or exercised during the fiscal year ended December 31, 2011.  The following table sets forth certain information with respect to option exercises and option values and stock awards for the fiscal year ended December 31, 2011.

Outstanding Equity Awards At Fiscal Year-End December 31, 2011

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (11)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Bruce J. Schanzer						125,000(2)	538,750	125,000(2)	538,750
Philip R. Mays						137,111(3)	590,948
Brenda J. Walker						7,835(4) 28,465(5) 9,328(6) 11,468(7) 15,056(8)	33,769 122,684 40,204 49,427 64,891	27,985(9) 34,403(10)	120,615 148,277

(1)           Based on the closing price of a share of common stock as of December 31, 2011.

(2)           These shares vest on June 15, 2018.

(3)           These shares vest in four equal annual installments, commencing June 7, 2012.

(4)           These shares vested on January 2, 2012.

(5)           These shares vested  on March 19, 2012.

(6)           These shares vest on January 2, 2013.

(7)           These shares vest on January 2, 2014.

(8)           These shares vested on March 21, 2012.

(9)           These shares vest as of  December 31, 2012.

(10)           These shares vest as of  December 31, 2013.

(11)
Does not include the restricted share portion of the 2011 bonus, which was granted effective January 3, 2012, but which is included in the Summary Compensation Table for 2011.  The applicable shares for Mr. Mays and Ms. Walker were 19,362 and 47,210, respectively.  These shares vest in three equal annual installments, commencing January 2, 2013.

The following table sets forth certain information with respect to restricted stock that vested during the fiscal year ended December 31, 2011.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)(2)
Bruce J. Schanzer
Philip R. Mays
Leo S. Ullman			627,112	3,237,165
Lawrence E. Kreider, Jr.			191,899	999,667
Brenda J. Walker			25,902	157,348

(1)	Value realized is calculated by multiplying the closing price of a share of common stock on the date of vesting by the number of shares that vested.

(2)
Includes shares that vested, but the receipt of which was deferred  pursuant to a “rabbi trust” plan.  Under this plan, each participant selects the period of time over which receipt of the shares will be deferred, subject to earlier receipt upon death, disability and other events specified in the plan.  The amounts deferred for Mr. Ullman, Mr. Kreider and Ms. Walker  were 293,656, 103,067 and 25,902 shares, respectively, having values of $1,559,882, $543,070 and $157,348, respectively.  Mr. Ullman and Mr. Kreider will receive their shares in installments over a period of five years commencing January 2, 2013 and Ms. Walker will receive her shares in installments over a period of four years commencing January 2, 2014.

Compensation of Directors

Non-management directors’ fees are $26,250 per year and meeting attendance fees are $1,500 and $1,000, respectively, for each Board and Committee meeting.  Audit and Compensation Committee members also receive a flat fee of $4,000 per year, while Nominating/Corporate Governance Committee members receive a flat fee of $3,000 per year.  The chairmen of the Audit and Compensation Committees receive $15,000 per year and the chairman of the Nominating/Corporate Governance Committee receives $7,500 per year.  The annual retainer for the non-executive Chairman of the Board is $80,000.  In addition, each of Messrs. Kirk and Widmann received $50,000 for services rendered in connection with the selection and retention of the Company’s new president and chief executive officer.  The annual directors fees, at the option of each director, may be paid in cash or shares of the Company’s common stock.  In 2011, each director (other than directors who are members of management) also received an annual grant of $50,000 of restricted stock that vests on the third anniversary of the date of grant.

The following table provides information regarding director compensation in 2011, which reflects the compensation described above.  The table does not include reimbursement of travel expenses related to attending Board and Committee meetings.  Mr. Schanzer does not receive additional compensation for serving as a director.

Director Compensation - 2011

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

James J. Burns	81,125	50,000	131,125
Raghunath Davloor	40,250	50,000	90,250
Richard Homburg(2)	30,400	50,000	80,400
Pamela N. Hootkin	63,292	50,000	113,292
Paul G. Kirk, Jr.	121,292	50,000	171,292
Everett B. Miller, III	68,917	50,000	118,917
Roger M. Widmann	159,063	50,000	209,063

(1)	Each director received a grant of $50,000 of restricted stock that will vest on the third anniversary of the date of grant. This column represents the grant date fair value of restricted stock grants computed in accordance with Topic 718 with respect to all restricted stock grants. Each director has the following total number of restricted shares which have not yet vested: James J. Burns, 20,805; Raghunath Davloor, 16,244; Pamela N. Hootkin, 20,805; Paul G. Kirk, Jr., 12,141; Everett B. Miller, III, 20,805; and Roger M. Widmann, 20,805. All these shares are included in the security ownership chart for directors and executive officers.

(2)	Mr. Homburg resigned as a director in October 2011 and all his restricted shares of common stock were vested.

Stock Plans

The Company has in effect the 2004 Stock Incentive Plan, as amended, under which a total of 4,850,000 shares of common stock may be issued.  The Plan is administered by the Compensation Committee which determines, among other things, the number of shares subject to each grant, the vesting period for each grant and the exercise price (subject to applicable regulations with respect to incentive stock options) for the awards.

The following table sets forth information at December 31, 2011 regarding the existing compensation plans and individual compensation arrangements pursuant to which the Company’s equity securities are authorized for issuance to employees or non-employees (such as directors, consultants, advisors, vendors, customers, suppliers, or lenders) in exchange for consideration in the form of goods and services.

Equity Compensation

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Equity Compensation Plans (Excluding Securities in Column A)

Equity compensation plans approved by security holders	0	$--	2,335,038
Equity compensation plans not approved by security holders	83,333	$13.50	--
Total	83,333		2,335,038

Compensation Committee Interlocks and Insider Participation

Pamela N. Hootkin, Paul J. Kirk, Jr., Everett B. Miller, III and Roger M. Widmann are members of the Compensation Committee.  None of the executive officers of the Company has served on the Board of Directors or Compensation Committee of any other entity that has had any of such entity’s executive officers serve either on the Company’s Board of Directors or Compensation Committee.

MISCELLANEOUS

Security Ownership of Certain Beneficial Owners and Management

The following is a schedule of all persons who, to the knowledge of the Company, beneficially owned more than 5% of the outstanding common stock of the Company as of March 31, 2012:

Name and Address	Number of Shares Beneficially Owned	Percent of Stock

RioCan Real Estate Investment Trust RioCan Holdings USA Inc. RioCan Yonge Eglinton Center 2300 Yonge Street Toronto, Ontario Canada M4P 1E4	9,445,236	13.63%
RBC Global Asset Management Inc. 155 Wellington Street West, Suite 2300 Toronto, Ontario, Canada M5V 3K7	7,455,229	10.76%
Inland American Real Estate Trust, Inc. Inland Investment Advisors, Inc. Inland Real Estate Investment Corporation The Inland Group, Inc. 2901 Butterfield Road Oak Brook, IL 60523	6,136,088	8.85%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malverne, PA 19355	6,119,303	8.83%
WRT Realty, L.P. Winthrop Realty Trust 7 Bulfinch Place Suite 500 Boston, MA 02114	6,069,323	8.83%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	5,282,685	7.62%

The following table sets forth information concerning the security ownership of directors, nominees for directors and named executive officers as of March 31, 2012:

Name	Number of Shares Beneficially Owned(1)	Percent of Stock(2)

Bruce J. Schanzer	590,000	*
James J. Burns	48,956	*
Raghunath Davloor(3)	27,633	*
Pamela N. Hootkin	33,960	*
Paul G. Kirk, Jr.	40,400	*
Everett B. Miller III	48,989	*
Roger M. Widmann	60,966	*
Philip R. Mays	156,473	*
Brenda J. Walker(4)	350,992	*
Directors, nominees and executive officers as a group (9 persons) (4)	1,358.369	1.96%

____________________
*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.

(2)	Percentage amount assumes the exchange of limited partnership interests in Cedar Realty Trust Partnership, L.P. for shares of common stock and no exchange by any other person.

(3)	Does not include shares owned by RioCan Holdings USA Inc.

(4)	Includes 69,333 limited partnership interests in Cedar Realty Trust Partnership, L.P. exchangeable for an equal number of shares of common stock of the Company.

Audit Committee Report

The Audit Committee is comprised of James J. Burns, Pamela N. Hootkin and Everett B. Miller, III, all of whom are independent directors as defined by Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listing Standards.  The Audit Committee operates under a written charter, which was adopted by the Board.  The Audit Committee appoints the Company’s independent registered public accounting firm, presently Ernst & Young LLP (“Ernst & Young”).

Company management has primary responsibility for preparing the Company’s financial statements and the financial reporting process, including establishing and maintaining adequate internal control over financial reporting and evaluating the effectiveness of internal control over financial reporting.  Ernst & Young is responsible for performing an independent audit of (i) the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and (ii) the Company’s internal control over financial reporting, and issuing reports thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, during 2011 the Audit Committee met six times and held separate discussions with management, the accounting firm that provides internal audit services to the Company and Ernst & Young.  Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with generally accepted accounting principles.  The Audit Committee discussed with Ernst & Young matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee received and reviewed a report from the internal auditors detailing the results of such firm’s internal audit procedures and the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.  The Committee discussed with Ernst & Young the Company’s internal quality control procedures and any material issues raised by Ernst & Young’s most recent internal quality-control review.

The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence.

In discharging its duties, during the year the Committee met with management of the Company and Ernst & Young and discussed the status of the Company’s internal control procedures and reviewed and discussed the Company’s interim unaudited consolidated financial statements for 2011 and audited financial statements for the fiscal year ended December 31, 2011.  The Committee also discussed with Ernst & Young the critical accounting policies and practices used in the preparation of the Company’s audited financial statements.  Management and Ernst & Young have represented to the Committee that the audited financial statements for the year ended December 31, 2011 were prepared in accordance with U.S. generally accepted accounting principles.

Based on the review and discussions with management, the internal auditors and Ernst & Young, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Audit Committee Charter, the Committee has recommended to the Board of Directors the inclusion of the audited financial statements of the Company in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

Audit Committee

James J. Burns
Pamela N. Hootkin
Everett B. Miller, III

Compensation Committee Report on Executive Compensation

The Compensation Committee and management of the Company reviewed the Compensation Discussion and Analysis required by the Securities Exchange Act of 1934.  Based on such review, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Pamela N. Hootkin
Paul G. Kirk, Jr.
Everett B. Miller, III
Roger M. Widmann

Transactions With Related Persons

With respect to approval of transactions with related persons, we have a written policy to have the Audit Committee approve any transactions between the Company and any related person.  In determining whether to approve a related person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

The Company’s principal executive offices at 44 South Bayles Avenue, Port Washington, New York are leased from a limited liability company owned 44.9% by Mr. Leo Ullman, the former Chairman of the Board, President and CEO of the Company.  The Company presently occupies 14,700 square feet of space.  The lease, which management believes is at a rental consistent with other leases in the building, expires in February 2020.  The minimum rent payable under the lease for 2012 is $495,000 and escalates annually.

Mr. Leo Ullman’s son, Frank C. Ullman, was employed by the Company as a vice president until February 1, 2011, at which time he voluntarily resigned as an officer and entered into a consulting agreement with the Company that was terminated effective October 31, 2011.  During 2011, Frank Ullman received total compensation, including consulting fees, of $72,000.

On October 26, 2009, the Company entered into a Securities Purchase Agreement, as subsequently amended (the “SPA”), with RioCan Holdings USA Inc. (the “Purchaser”) and RioCan Real Estate Investment Trust, providing for, among other matters, the sale by the Company to the Purchaser of 6,666,666 shares of common stock of the Company at a price of $6.00 per share and the grant of a Warrant to purchase 1,428,570 shares of common stock of the Company.  The Warrant was  exercised by the Purchaser on April 27, 2010 at a price of $7.00 per share.  The SPA was closed on October 30, 2009.

Pursuant to the SPA, the Company’s Board of Directors waived the prohibition contained in the Company’s articles of incorporation with respect to any person owning more than 9.9% of the Company’s outstanding common stock so as to permit the Purchaser to acquire up to 16% of the Company’s outstanding common stock.  The Purchaser has agreed that for a period of three years after closing, except as otherwise provided in the SPA, it will not without the prior consent of the Company’s Board of Directors (a) acquire, directly or indirectly, any additional securities of the Company, (b) directly or indirectly or through any other person, solicit proxies with respect to securities under any circumstance or become a “participant” in any “election contest” relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A under the Securities Exchange Act of 1934); provided, that Purchaser may vote its shares in any manner it deems appropriate; (c) deposit any securities in a voting trust, or subject any securities to a voting or similar agreement; (d) directly or indirectly or through or in conjunction with any other person, engage in a tender or exchange offer for the Company’s securities made by any other person or entity without the prior approval of the Company, or engage in any proxy solicitation or any other activity with any other person or entity relating to the Company without the prior approval of the Company; or (e) take any action alone or in concert with any other person to acquire or change the control of the Company or participate in any group that is seeking to obtain or take control of the Company.

Under the SPA, the Company has agreed with the Purchaser that, subject to certain exceptions, it will not issue any new shares of common stock unless it offers to the Purchaser the right to purchase its pro rata portion of such new securities.  This right will end when the Purchaser owns less than 9.9% of the common stock of the Company.  In connection with a public offering completed by the Company in February and March 2010, the Purchaser acquired an aggregate of 1,350,000 additional shares of common stock.

Pursuant to the SPA, the Purchaser has the right to designate one person to be a director of the Company and has designated Raghunath Davloor, its chief financial officer, to be a director.  Mr. Davloor was elected as a director effective October 30, 2009.

The Company has registered for resale under the Securities Act of 1933 the shares of common stock acquired by the Purchaser under the SPA and any shares of common stock acquired by the Purchaser prior to the filing of such registration statement, together with shares of common stock issued upon exercise of the Warrant.

On October 26, 2009, the Company also entered into an agreement with the Purchaser to form a joint venture with respect to seven supermarket-anchored properties then owned and managed by the Company.  The Company has a 20% interest in the joint venture and the Purchaser has the remaining 80% interest.  The properties consist of supermarket-anchored shopping centers in Connecticut, Massachusetts and Pennsylvania.  Closings for these properties commenced in December 2009 and were completed in May 2010.

 Related to the future acquisitions, the Company had granted to the Purchaser a right of first refusal until December 2011  in the same joint venture format on primarily supermarket-anchored properties and other properties in excess of 50,000 square feet to be acquired by the Company in the states of New York, New Jersey, Pennsylvania, Massachusetts, Connecticut, Maryland and Virginia.  Pursuant to this arrangement, the Company and RioCan acquired through December 31, 2011 in such joint venture format an aggregate of 22 shopping centers (including the seven properties previously owned by the Company and transferred to the joint venture) having a net carrying value of approximately $532,071,000 at that date.

In the joint venture with the Purchaser, the Company provides property management, leasing and construction management at standard rates and also receives a fee based on the number of properties owned for joint venture financial reporting services.  The Company is also be entitled to certain fees on acquisitions, dispositions, financings and refinancings.

On December 6, 2007, the Company completed the formation of a joint venture with a wholly-owned U.S. subsidiary of Homburg Invest Inc., a publicly-traded Canadian corporation listed on the Toronto and Euronext Amsterdam Stock Exchanges (“Homburg Invest”), pursuant to an April 2, 2007 agreement, with respect to four shopping centers owned and managed by the Company at the time the agreement was entered into and five shopping centers acquired by the Company on April 4, 2007; the aggregate valuation for the nine properties was approximately $170 million.  Richard Homburg, a former director of the Company, had been Chairman and CEO of Homburg Invest.  In connection with the joint venture transaction, the independent members of the Company’s Board of Directors obtained appraisals in support of the aggregate values of the then-owned properties.  The Company holds a 20% interest in, and is the sole general partner of, the joint venture and Homburg Invest, through such subsidiary, acquired the remaining 80% interest.  In connection with the transaction, the Company received $53.2 million, including closing costs and preliminary adjustments, which was used to reduce the outstanding balance on its secured revolving stabilized property credit facility.  Homburg Invest was paid $479,000 by the Company in 2007 with respect to funding its interest in the joint venture.  The Company is entitled to a “promote” structure, applicable separately to each property, which, if certain targets are met, will entitle the Company to receive between 40% and 50% of the returns in excess of a leveraged 9.25% threshold.  Additionally, the Company receives fees for ongoing property management, leasing, construction management, acquisitions, dispositions, financings and refinancings.  The joint venture transaction did not qualify as a sale for financial reporting purposes; accordingly, the Company continues to consolidate the properties.

On February 15, 2011, Homburg Invest exercised its buy/sell option pursuant to the terms of the nine-property joint venture agreements.  The offered values for the nine properties, in the aggregate, amounted to approximately $55.0 million over existing property-specific financing of approximately $100.9 million at December 31, 2011.  The Company has elected to purchase Homburg Invest’s 80% interest in two of the nine properties, Meadows Marketplace, located in Hershey, Pennsylvania, and Fieldstone Marketplace, located in New Bedford, Massachusetts.  The aggregate offered purchase price for the 80% interests will be approximately $5.5 million in cash, and the outstanding balance of the mortgage loan payable on the properties was approximately $27.7 million at December 31, 2011.  The Company determined not to meet Homburg Invest’s buy/sell offers for any of the remaining seven properties.  At closing, the Company will receive aggregate proceeds of approximately $8.3 million for its 20% interest.  The outstanding balances of the mortgage loans payable on the seven properties was approximately $73.2 million at December 31, 2011.  The Company’s property management agreements for the seven properties will terminate upon the closing of the sale.  There is no assurance that any of these transactions will be consummated as they are subject to normal closing conditions, including obtaining approvals of the lenders holding mortgages on the properties.

As discussed above, our articles of incorporation generally prohibit any person or group from owning more than 9.9% of our outstanding shares of stock, subject to a waiver of the limit that may be granted by our Board of Directors.  Inland American Real Estate Trust, Inland Investment Advisors, Inc., Inland Real Estate Corporation and The Inland Group, Inc. (collectively, “Inland”) requested a waiver of this provision to permit them to acquire up to 14% of our outstanding stock.  Our Board of Directors agreed to this waiver, contingent on Inland agreeing to various voting and other restrictions.  As the result, Inland entered into a voting agreement with us, dated as of February 13, 2008.  We have granted a waiver of this provision to other stockholders (including, as discussed above, the Purchaser).

Pursuant to the voting agreement, we have agreed to waive the 9.9% limit for Inland to permit purchases of additional shares by Inland such that they may acquire up to an additional 1,881,111 shares; provided, however, that they may not own collectively more than 14% of our issued and outstanding shares or voting securities.  If the number of outstanding voting securities is reduced for any reason, Inland will not be required to dispose of any of their holdings even if their beneficial ownership exceeds 14% of the outstanding voting securities.  If during the term of the voting agreement shares beneficially owned by Inland are sold, transferred or otherwise disposed of, then they may not reacquire any shares above the greater of (i) their then existing ownership percentage of the Company or (ii) the existing 9.9% ownership limit.

The voting agreement grants certain officers of the Company named in the voting agreement a proxy to vote all shares owned by Inland in excess of 9.9%, and Inland has agreed otherwise to cause such shares to be (a) voted in favor of any matters proposed by the Company’s Board of Directors and presented to the Company’s stockholders; (b) voted for all nominees for directors that have been nominated by the Company’s Board of Directors; (c) voted against any matters or nominees for directors not proposed by the Company’s Board of Directors and presented to the Company’s stockholders; and (d) duly represented, in person or by proxy, at each meeting of stockholders of the Company duly called by the Company’s Board of Directors.

Inland has also agreed under the voting agreement that it will not, without the prior consent of the Company’s Board of Directors (w) directly or indirectly or through any other person or entity, solicit proxies with respect to voting securities under any circumstance or become a “participant” in any “election contest” relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A under the Securities Exchange Act of 1934); (x) deposit any voting securities in a voting trust, or subject any voting securities to a voting or similar agreement; (y) directly or indirectly or through or in conjunction with any other person or entity, engage in a tender or exchange offer for the Company’s voting securities made by any other person or entity without the prior approval of the Company, or engage in any proxy solicitation or any other activity with any other person or entity relating to the Company without the prior approval of the Company; or (z) become a member of a Section 13(d) group that is seeking to obtain or take control of the Company.

Unless terminated earlier by the written agreement of the parties, the voting agreement will terminate upon the earlier of (i) the sale or other disposition by Inland of all its shares in excess of 9.9%, (ii) February 13, 2018 or (iii) any action by the Company’s Board of Directors to revoke the waiver of the ownership limit.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that during 2011 its officers, directors and holders of more than 10% of its common stock complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, with the exception of Mr. Homburg (a director who resigned in October 2011 and who resides outside the United States), who was late in filing a Form 4.  In making this disclosure, the Company has relied solely on written representations of its directors, officers and holders of more than 10% of the Company’s common stock and on copies of reports that have been filed with the Securities and Exchange Commission.

2.           PROPOSAL TO APPROVE THE 2012 STOCK
INCENTIVE PLAN

On March 21, 2012, the Board of Directors approved the Cedar Realty Trust, Inc. 2012 Stock Incentive Plan (the “2012 Stock Incentive Plan”), subject to approval by the stockholders of the Company at this meeting, in order to provide an incentive to its (and any of its subsidiaries’) officers, directors, employees, and consultants and prospective officers, directors, employees and consultants and to encourage them to devote their abilities and industry to the success of the Company’s business enterprise.  In connection with the employment of Mr. Schanzer as president and chief executive officer, the Company agreed to propose the new plan so as to allow restricted stock to be granted to him in excess of the annual limit contained in the Company’s 2004 Stock Incentive Plan.  Upon approval of the 2012 Stock Incentive Plan by our stockholders, no further awards will be made under the 2004 Stock Incentive Plan.

The 2012 Stock Incentive Plan provides for the granting of incentive stock options (within the meaning of Section 422 of the Code, and referred to herein as “ISOs”), nonqualified stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units, performance units, performance shares, dividend equivalent rights and other share based awards (collectively, “Awards”).

The table below summarizes as of March 31, 2012, the remaining share reserve under each of our equity incentive plans and the number of shares subject to outstanding Awards under each such plan.  Unused shares under the 2004 Stock Incentive Plan will not be available for grants under the 2012 Stock Incentive Plan.

	Shares Available For Future Grant	Outstanding Awards

Plan	Number of Shares	Number of Shares

2004 Stock Incentive Plan	1,777,878	3,072,122*

2012 Stock Incentive Plan	4,500,000	0

*Includes 1,692,400 shares that have vested and 1,379,722 shares that will vest and become issuable upon the passage of time or the attainment of designated performance objectives.

The following is a summary of the material terms of the 2012 Stock Incentive Plan and is qualified in its entirety by reference to the full text of the 2012 Stock Incentive Plan, a copy of which is attached as Exhibit A.

Administration

The 2012 Stock Incentive Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors, which is composed of three members of the Board of Directors, each of whom satisfies the requirements for a “non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, to the extent compliance with Section 162(m) is desired, an “outside director” within the meaning of regulations promulgated under Section 162(m) of the Code.  The members of the Committee are currently outside directors within the meaning of the regulations promulgated under Section 162(m) of the Code.  Pursuant to the 2012 Stock Incentive Plan, the Committee selects grantees to whom Awards will be granted and determines the type, size, terms and conditions of Awards, including the per share purchase price of stock options and SARs and the restrictions, vesting, forfeiture and performance provisions and criteria for all Awards.  Notwithstanding the foregoing, any Awards, and the terms and conditions thereof, granted to a non-employee director will be made by the Board of Directors.  The Committee also has the power and authority to administer, construe and interpret the 2012 Stock Incentive Plan.  The Committee may, to the extent permitted by law and guidelines established by the Board of Directors, delegate certain of its powers under the 2012 Stock Incentive Plan.

At March 31, 2012, approximately 125 officers, directors, employees and consultants of the Company were eligible to participate in the 2012 Stock Incentive Plan.  No Awards have been granted under the 2012 Stock Incentive Plan, although the Company is committed to issue 2,000,000 restricted shares to Mr. Schanzer pursuant to his employment agreement.

Plan Limits

The maximum number of shares of common stock of the Company that may be issued pursuant to Awards under the 2012 Stock Incentive Plan will be 4,500,000.  Notwithstanding the foregoing, the maximum number of shares of common stock of the Company that may be the subject of ISOs under the 2012 Stock Incentive Plan will be 500,000.  The 2012 Stock Incentive Plan also includes limits on the number of shares of common stock of the Company that may be issued pursuant to Awards to any individual in any year.  No more than 500,000 shares underlying any stock options or SARs may be granted to any individual in any calendar year and no more than 500,000 shares underlying any other Awards may be granted to any individual in any calendar year; provided, however, pursuant to obligations of the Company contained in the employment agreement with Bruce J. Schanzer, a maximum of 2,000,000 restricted shares may be granted to Mr. Schanzer in 2012.  In the event of certain changes in capitalization of the Company, the Committee may adjust the maximum number and class of shares described above (and, if applicable, the purchase price thereof).  To the extent that shares underlying and/or subject to an outstanding Award granted under the 2012 Stock Incentive Plan are not issued or delivered or are forfeited, cancelled or otherwise terminated by reason of (i) expiration, cancellation, forfeiture or other termination or (ii) withholding of shares or surrendering of shares to satisfy any obligation of the grantee (including Federal, state and local taxes), then those shares, to the extent permitted by law, shall again become available for grant under the 2012 Stock Incentive Plan.  On March 30, 2012, the closing price of a share of common stock of the Company was $5.12.

Eligibility

All of the Company’s (and any of its subsidiaries’) officers, directors, employees, consultants and prospective officers, directors, employees and consultants are eligible to receive Awards under the 2012 Stock Incentive Plan.  Awards under the 2012 Stock Incentive Plan are granted at the sole discretion of the Committee.  The granting of an Award does not confer upon the grantee any right to continue in the employ or service of the Company or affect any right or power of the Company to terminate the services of such grantee at any time.

Awards

All Awards granted pursuant to the 2012 Stock Incentive Plan will be evidenced by a written agreement setting forth the terms and conditions applicable to such Award, in each case, as determined by the Committee in its discretion and in accordance with the 2012 Stock Incentive Plan.

Stock Options

The Committee may grant options to purchase shares of common stock of the Company.  Subject to the provisions of the Code, and in the sole discretion of the Committee, options may either be ISOs or nonqualified stock options.  The per share purchase price (i.e., the exercise price) under each option is established by the Committee at the time the option is granted but may not be less than 100% of the fair market value of a share of common stock of the Company on the date the option is granted, or 110% in the case of an ISO granted to a grantee who owns more than 10% of the total combined voting power of all classes of shares of the Company (a “Ten-Percent Shareholder”).  Options may be exercisable at such times and in such installments as determined by the Committee.  The Committee may accelerate the exercisability of any option at any time.  The Committee will not modify or substitute outstanding options to effect any repricing or replacement of any options that have an exercise price that is above the then fair market value of the Company’s common stock without shareholder approval or exchange any such options for Awards of a different type or cash.  The term of each option granted pursuant to the 2012 Stock Incentive Plan will be determined by the Committee, provided, however, that no option may be exercisable after the expiration of ten years from its grant date (five years in the case of an ISO granted to a Ten-Percent Shareholder).  The purchase price for shares acquired pursuant to the exercise of an option must be paid (i) in cash, (ii) by certified check (iii) transferring of shares of the Company, (iv) if allowed by the Committee, by cashless and net exercise procedures or (v) or a combination of the foregoing.

Stock Appreciation Rights

The 2012 Stock Incentive Plan permits the granting of SARs to grantees.  A SAR permits the grantee to receive upon exercise cash and/or shares of common stock of the Company, at the discretion of the Committee, equal to the difference between the fair market value of the shares on the date preceding the exercise date over the exercise price of the SAR.  SARs may be granted on such terms and conditions as shall be determined by the Committee, but may not have a term of greater than ten years.  The Committee will not modify or substitute outstanding SARs to effect any repricing or replacement of any that have a base value above the then fair market value without shareholder approval or exchange any such SARs for Awards of a different type or cash.

Restricted Shares

The 2012 Stock Incentive Plan permits the granting of restricted shares.  The terms of a restricted share Award, including the restrictions placed on such shares of common stock of the Company and the time or times at which such restrictions will vest or lapse, will be determined by the Committee at the time the Award is made; provided, however, that all restricted shares will require a minimum vesting of three years if time based and one year if performance based, subject, in each case and if determined by the Committee, to acceleration for death, disability, retirement, change in control or other similar events.  The Committee may determine at the time an Award of restricted shares is granted that dividends paid on such restricted shares may be paid to the grantee or deferred and, if deferred, whether such dividends will be reinvested in shares of common stock of the Company.  Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on restricted shares or forfeited upon the forfeiture of restricted shares.

Restricted Share Units

The 2012 Stock Incentive Plan permits the granting of restricted share units.  The terms of a restricted share unit Award, including the restrictions placed on such restricted share units, time or times at which such restrictions will vest or lapse and the delivery of the underlying shares (and/or, if provided in the agreement evidencing the Award, cash or property with a fair market value of the underlying shares), will be determined by the Committee at the time the Award is made; provided, however, that all restricted share units will require a minimum vesting of three years if time based and one year if performance based, subject, in each case and if determined by the Committee, to acceleration for death, disability, retirement, change in control or other similar events.

Performance Units and Performance Shares

Performance units and performance shares may be awarded at such times as the Committee may determine and the vesting of performance units and performance shares will be based upon the attainment of specified performance objectives by the Company and/or a subsidiary or all subsidiaries of the Company within the specified performance period (the “Performance Cycle”); provided, however, all performance units and performance shares will require a minimum vesting of one year, subject, in each case and if determined by the Committee, to acceleration for death, disability, retirement, change in control or other similar events.  Performance objectives and the length of the Performance Cycle for performance units and performance shares may be determined by the Committee at the time the Award is made.  Performance objectives may be based upon one or more of the following criteria (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per share of the Company’s common stock; (vii) book value per share of the Company’s common stock; (viii) total shareholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance or improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion.  Prior to the end of a Performance Cycle, the Committee may, in its discretion, adjust the performance objectives to reflect certain changes in capitalization of the Company, or any other event which may materially affect the performance of the Company or a subsidiary of the Company.

The Committee will determine the total number of performance units and/or performance shares subject to an Award.  Performance units are denominated in shares of the Company’s common stock.  Payments in respect of vested performance units will be made in cash, shares of common stock of the Company or restricted shares or any combination of the foregoing and, unless otherwise provided in the agreement evidencing the performance unit Award, payment in respect of vested performance units will be made within sixty days after the last day of the Performance Cycle.  Performance shares will become vested to the extent the performance objectives are satisfied for the Performance Cycle.  At the time the Award of performance shares is made, the Committee may determine that dividends be paid or deferred on the performance shares issued.  Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on performance shares or forfeited upon the forfeiture of performance shares.

Dividend Equivalent Rights

The 2012 Stock Incentive Plan permits the granting of dividend equivalent rights either alone or in connection with any other Award.  The terms of the dividend equivalent rights, including the limitations and risk of forfeiture, will be determined by the Committee at the time the Award is made, in accordance with the 2012 Stock Incentive Plan.

Other Awards

The Committee may grant or award other types of stock-based Awards to grantees, in such amounts and subject to such terms and conditions as will be determined by the Committee at the time the Award is made, in accordance with the 2012 Stock Incentive Plan.  Notwithstanding the foregoing, any such Awards will require a minimum vesting of three years if time based and one year if performance based, subject, in each case and if determined by the Committee, to acceleration for death, disability, retirement, change in control or other similar events.

Withholding of Taxes

The 2012 Stock Incentive Plan provides that the Company may make such provisions and take such steps as are necessary or appropriate for withholding of federal, state and local income taxes and other amounts as may be required by law to be withheld with respect to an Award, including, permitting or requiring the grantee to pay all or a portion of the amount required to be withheld or permitting a grantee to withhold a portion of the cash or shares of common stock of the Company issuable to him or her having an aggregate fair market value equal to the withholding taxes.  Notwithstanding the foregoing, in the event shares of common stock of the Company are withheld to satisfy the tax obligations of the grantee, shares will only be withheld with a fair market value equal to the minimum statutory withholding rates applicable to such supplemental taxable income.

Amendment or Termination

The 2012 Stock Incentive Plan will terminate on the day preceding the tenth anniversary of its effective date, unless earlier terminated by the Board of Directors.

The Board of Directors may amend or terminate the 2012 Stock Incentive Plan at any time, subject to any requirement of shareholder approval required by law, rule or regulation, including Sections 422 and 162(m) of the Code.  In addition, no amendment will be made to the 2012 Stock Incentive Plan that would increase a grantee’s benefits, increase the number of shares of common stock of the Company subject to the 2012 Stock Incentive Plan or modify the eligibility requirements, unless approved by the shareholders of the Company.  Except to the extent required by, or necessary to comply with, law, no amendment may adversely alter any Awards already granted under the 2012 Stock Incentive Plan in any material respect without the consent of the grantee.

Transferability

Until vested, no Awards may be transferred in any manner other than by will or the laws of descent and distribution unless specifically authorized by the Committee and transferred in a manner permitted by the Committee.  In addition, unless otherwise permitted by the Committee, options and SARs may not be transferred in any manner any time prior to exercise (whether or not vested), restricted share units and performance share units may not be transferred in any manner at any time prior to settlement and restricted shares and performance shares may not be transferred prior to the date on which all applicable restrictions have lapsed.

Change in Control

Unless otherwise determined by the Committee and provided in the agreement evidencing the Award, upon the occurrence of a Change in Control which occurs while the grantee is still employed by (or for directors, in the service of) the Company or its subsidiaries (i) all of the grantee’s outstanding and unvested options and SARs shall immediately become vested and/or exercisable; (ii) all of the grantee’s restricted shares and restricted share units that are vested based on the performance of services or times shall become immediately vested; (iii) the percentage of the grantee’s performance units and/or performance shares that shall become vested shall be determined by the Committee at the time the Award is granted and set forth in the agreement evidencing the Award and (iv) for all other Awards, the treatment shall be as determined in the applicable agreement evidencing the Award.

Certain Federal Income Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to Awards under the 2012 Stock Incentive Plan.  This discussion does not address all aspect of the federal income tax consequences of participating in the 2012 Stock Incentive Plan that may be relevant to grantees in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2012 Stock Incentive Plan.  Reference is made to the Code for a complete statement of all relevant federal tax provisions.

Incentive Stock Options

In general, a grantee will not recognize taxable income upon grant or exercise of an ISO and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO.  However, upon the exercise of an ISO, the excess of the fair market value on the date of the exercise of the shares of common stock of the Company received over the exercise price of the shares of the common stock will be treated as an adjustment for purposes of determining alternative minimum taxable income.  In order for the exercise of an ISO to qualify for the foregoing tax treatment, the grantee generally must be an employee of the Company or a subsidiary of the Company from the date the ISO is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

If the grantee has held the shares of common stock of the Company acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of such shares by the grantee, the difference, if any, between the sale price of such shares and the exercise price of the option will be treated as long-term capital gain or loss.  If the grantee does not satisfy these holding period requirements, the grantee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option.  The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the shares were sold more than one year after the option was exercised.  If the grantee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option.  Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income.

Nonqualified Stock Options

In general, a grantee to whom a nonqualified stock option is granted will recognize no income at the time of the grant of the option.  Upon exercise of a nonqualified stock option, the grantee will recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option (special rules may apply in the case of a grantee who is subject to Section 16(b) of the Exchange Act).  Any disposition of shares acquired pursuant to the exercise of a nonqualified stock option will result in a long-term or short-term capital gain or loss (depending on the length of time the shares are held after acquisition).  The grantee’s holding period for the shares acquired pursuant to exercise of the nonqualified stock option will generally begin on the day the shares are acquired pursuant to exercise of the nonqualified stock option.  If, however, previously acquired shares are used to pay all or a portion of the exercise price, the grantee’s holding period will depend, in part, on the previously acquired shares.  Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights

Upon exercise of a SAR, the grantee will recognize ordinary income in an amount equal to the cash or fair market value of the shares of common stock of the Company received on the exercise date.  Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and at the same time as the grantee of a SAR recognizes ordinary income.

Restricted Shares

Generally, a grantee will not recognize income upon the grant of restricted shares.  However, a grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the restricted shares at the end of the applicable restricted period over the amount (if any) paid by the grantee.  Dividends received by a grantee prior to the end of the restricted period will constitute ordinary income to the grantee in the year paid.  Any disposition of a restricted share by a grantee after the end of the restricted period will result in a long-term or short-term capital gain or loss (depending on the length of time the restricted share is held after the end of the restricted period).  Alternatively, a grantee may, within thirty days after the grant of a restricted share Award, elect, in accordance with Section 83(b) of the Code, to file a written election with the Internal Revenue Service to recognize ordinary income as of the date of grant in an amount equal to the excess of the fair market value of such shares on such date of grant over the amount (if any) paid by the grantee (in which case subsequent appreciation or depreciation will generally be taxed as capital gain or loss and dividends will be treated as dividend income rather than compensation income).  The grantee’s holding period with respect to the restricted shares will begin on the date the grantee realizes ordinary income with respect to such shares.  Subject to the discussion below with respect to Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income.

Restricted Share Units

A grantee will not recognize taxable income at the time a restricted share unit is granted.  Upon settlement of the restricted share units, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares or cash paid by the Company at the time of settlement.  Subject to the discussion below with respect to Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income.

Performance Shares and Performance Units

Generally, a grantee will not recognize taxable income upon the grant of performance shares or performance units.  A grantee will generally recognize ordinary income equal to any cash that is paid or the fair market value of any shares transferred in settlement of performance units upon distribution of such cash and/or shares.  To the extent performance units are settled in restricted shares, the grantee will recognize ordinary income as applicable to restricted shares as described under “Restricted Shares” above.  A grantee generally will recognize ordinary income in an amount equal to the fair market value of the performance shares at the time the restrictions on such performance shares lapse.  Alternatively, a grantee may, within thirty days after the date of the grant of a performance share Award, in accordance with Section 83(b) of the Code, elect to recognize ordinary income as of the date of grant in an amount equal to the excess of the fair market value of such shares on such date of grant over the amount (if any) paid by the grantee (in which case subsequent appreciation or depreciation will generally be taxed as capital gain or loss).  Any deferred dividends are taken into income when paid.  Any subsequent disposition of performance shares or shares acquired pursuant to performance units will result in a long-term or short-term capital gain or loss (depending on the length of time the shares are held).  Subject to the discussion below with respect to Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights

Generally, payments under dividend equivalent rights will be taxable as ordinary income at the time paid or, if deferred, delivered.  Subject to the discussion below with respect to Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction in the same amount and at the same time as the grantee recognizes ordinary income.

Sections 280G and 162(m) of the Code

Under certain circumstances, the accelerated vesting or lapse of restrictions on Awards in connection with a “change in control” of the Company might cause the Award to be an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code.  To the extent it is so considered, the grantee may be subject to a 20% excise tax of such excess payment and the Company will be denied a tax deduction with respect to such excess payment.

Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to its Chief Executive Officer and its four other most highly compensated executive officers to the extent compensation paid to any of such individuals exceeds $1,000,000 in any year.  Section 162(m) generally does not disallow a deduction for payments of “qualified performance-based compensation” the material terms of which have been approved by stockholders.  The Company intends that compensation attributable to options, SARs, performance shares and performance units granted under the 2012 Stock Incentive Plan will be “qualified performance-based compensation.”

Section 409A of the Code

Section 409A of the Code imposes rules that must be followed with respect to covered deferred compensation arrangements in order to avoid the imposition of an additional 20% tax (plus interest) on the service provider who is entitled to receive the deferred compensation.  Certain Awards that may be granted under the 2012 Stock Incentive Plan may constitute “deferred compensation” within the meaning of and subject to Section 409A of the Code.  While the Company intends to administer and operate the 2012 Stock Incentive Plan and establish terms with respect to awards subject to Section 409A of the Code in a manner that will avoid the imposition of additional taxation under Section 409A of the Code upon a grantee, there can be no assurance that additional taxation under Section 409A of the Code will be avoided in all cases.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal to approve the 2012 Stock Incentive Plan is required for approval of this Proposal 2.

The Board of Directors recommends a vote FOR approval of the proposal to approve the 2012 Stock Incentive Plan.

3.           ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, adopted in 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.  At the Company’s 2011 annual meeting of stockholders, stockholders approved the executive compensation of the Company.  At that time, stockholders also approved the Company’s recommendation that the approval of executive compensation be voted on by stockholders annually.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders.  Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.  The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee.

The affirmative vote of a majority of the shares cast at the meeting either in person or by proxy is required to approve this Proposal.

Accordingly, we ask our stockholders to vote on the following resolution at this meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”.

The Board of Directors recommends a vote FOR approval of the compensation of our named executive officers, as disclosed in this proxy statement.

4.           APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee of the Company has selected Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012.  A representative of Ernst & Young LLP is expected to be present at the meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s financial statements for the years ended December 31, 2010 and 2011 and fees billed for other services rendered by such firm during the periods:

	2010 Actual Fees	2011 Actual Fees
Audit fees (1)
Audit of consolidated financial statements and internal controls	$ 655,000	$655,000
Quarterly reviews	90,000	90,000
SEC filings, including comfort letters and consents	155,000	-----
Total Audit Fees	900,000	745,000
Audit-Related Fees (2)
Audits and accounting consultations relating to consolidated affiliates	198,000	103,400
Total Audit-Related Fees	198,000	103,400
Total Fees	$1,098,000	$848,400

________________

(1)	Includes fees and expenses related to the annual audit and interim reviews, notwithstanding when the fees and expenses were billed or when the services were rendered.

(2)
Includes fees and expenses for services rendered from January through December, notwithstanding when the fees and expenses were billed.  Such fees include audits of certain consolidated joint ventures, but do not include the Company’s share of audit assistance and other fees related to the Cedar/RioCan joint venture ($67,130 and $34,650 for 2010 and 2011, respectively).

All audit-related services and each of the other services were pre-approved by the Audit Committee, which concluded that the provision of such services by the Company’s auditors was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The policy of the Audit Committee provides for pre-approval of the yearly audits, quarterly reviews and tax compliance on an annual basis.  As individual engagements arise, they are approved on a case-by-case basis.  The Audit Committee may delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Consideration of these Fees

The Company’s Audit Committee has considered whether the provisions of the services covered under the category of “Audit-Related Fees” are compatible with maintaining the independence of Ernst & Young LLP.

The Board of Directors of the Company recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company.

5.           OTHER MATTERS

Stockholder Proposals

Proposals of stockholders intended to be presented at the Company’s 2013 Annual Meeting of Stockholders must be received by the Company on or prior to December 29, 2012 to be eligible for inclusion in the Company’s Proxy Statement and form of Proxy to be used in connection with such meeting.  Any notice of stockholder proposals received after this date will be  considered untimely.  In addition, proposed nominations by stockholders for persons to serve as directors at the 2013 Annual Meeting must be received by the Company between February 14, 2013 and March 16, 2013.  Nominations not received within this time frame will not be considered timely.

OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is that hereinabove set forth.  If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

Bruce J. Schanzer
President and Chief Executive Officer
Dated: April 27, 2012

Exhibit A

CEDAR REALTY TRUST, INC.
2012 STOCK INCENTIVE PLAN

1.	Purpose.	1

2.	Definitions	1

3.	Administration.	6

4.	Shares Subject to the Plan.	7

5.	Awards Under the Plan.	8

6.	Options.	8

7.	Stock Appreciation Rights.	10

8.	Restricted Shares.	11

9.	Restricted Share Units.	12

10.	Performance Awards.	12

11.	Dividend Equivalent Rights	15

12.	Other Stock Based Awards	15

13.	Modification or Substitution	15

14.	Effect of a Termination of Employment or Service	16

15.	Adjustment Upon Changes in Capitalization; Effect of Certain Transactions.	16

16.	Effect of Change in Control	17

17.	Restrictions on Transferability of Awards	17

18.	Withholding of Taxes	18

19.	Interpretation.	18

20.	Termination and Amendment of the Plan	19

21.	Limitation of Liability	19

22.	Regulations and Other Approvals; Governing Law.	19

23.	Miscellaneous.	21

24.	Effective Date	23

CEDAR REALTY TRUST, INC.
2012 STOCK INCENTIVE PLAN

1.   Purpose.

The purpose of this Plan is to strengthen the Company and its Subsidiaries by providing an incentive to its officers, directors, employees and consultants and prospective officers, directors, employees and consultants thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise by acquiring a proprietary interest in the success of the Company, to enhance long term performance of the Company and to remain in, or enter into, the service of the Company and its Subsidiaries.

2.    Definitions.  For purposes of the Plan, unless the context otherwise requires:

2.1           “Award Agreement” shall mean a written agreement or such other documentation established by the Committee entered into between the Company and the Grantee evidencing the grant of an Award, setting forth the terms and conditions with respect to an Award as determined by the Committee, consistent with the Plan.

2.2           “Award” shall mean an award under the Plan as described in Section 5 hereof.

2.3           “Board” shall mean the Board of Directors of the Company.

2.4           “Cause” shall mean, with respect to any Grantee, the following (i) if the Grantee has an employment agreement in effect with the Company and/or any of its Subsidiaries which contains a definition of “Cause”, then the term “Cause” for purposes of the Plan shall be as defined in such employment agreement unless otherwise defined in the applicable Award Agreement, or (ii) if the Grantee does not have an employment agreement in effect with the Company and/or any of its Subsidiaries which contains a definition of “Cause”, “Cause” shall, unless otherwise defined in the Award Agreement evidencing a particular Award, mean the Grantee’s (A) willful misconduct in connection with the performance of any of his or her duties as an employee of the Company or any Subsidiary, including, without limitation, misappropriation of funds or property of the Company or an affiliate or securing or attempting to secure personally (whether directly or indirectly) any profit in connection with any transaction entered into on behalf of the Company or any Subsidiary; (B) willful failure, neglect or refusal to perform the individual’s duties which is not cured within ten (10) days after written notice thereof and/or (C) conviction (or nolo contendere plea) in connection with a felony.

2.5           “Change in Capitalization” shall  mean any exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures to all shareholders of the Company, share dividend, share split or reverse share split, combination or exchange of shares, repurchase of shares, or change in corporate structure which the Committee determines affects the capitalization of the Company.  For avoidance of doubt, in no event shall any regularly scheduled distribution or dividend paid pursuant to a distribution or dividend policy established by the Board constitute a Change in Capitalization.

2.6           “Change in Control” shall mean the occurrence of:

(a)           An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act) immediately after which such Person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Transaction” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control; or

(b)           The individuals who, as of the adoption of the Plan by the Board, are members of the Board (the “Incumbent Board”), cease for any reason to constitute a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c)           The consummation of:

(i) A merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization is a Non-Control Transaction.  A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Company where:

(A) the shareholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

(C) no Person other than (i) the Company, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had beneficial ownership of fifty percent (50%) or more of the then outstanding Voting Securities has beneficial ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition in one transaction or a series of transactions of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Persons. If a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, the Board shall take action to either (i) affirm the permitted amount of then outstanding Voting Securities or (ii) adjust such number, before a Change in Control shall occur.

Notwithstanding the foregoing, for any Award that is deferred compensation under Section 409A and where Change in Control is a payment, delivery, or issuance event or changes the time and form of payment, delivery or issuance, an event shall not constitute a Change in Control unless it would also be a change in control within the meaning of Section 409A.

2.7           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.8           “Committee” shall mean the Compensation Committee of the Board, consisting of at least two (2) members of the Board, each of whom shall be non-employee directors within the meaning of Rule 16b-3 under the Exchange Act as described in Section 3 hereof.

2.9           “Company” shall mean Cedar Realty Trust, Inc.

2.10           “Disability” shall mean a physical or mental infirmity which impairs the Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.  Notwithstanding the foregoing, if an Award is deferred compensation within the meaning of Section 409A and Disability is a payment, delivery or issuance event, the definition of Disability shall conform to the requirements of Treasury Regulation 1.409A-3(i)(4)(i).

2.11           “Dividend Equivalent Right” shall mean a right to receive all or some portion of the dividends that are or would be payable with respect to Shares granted to an Eligible Individual in accordance with Section 11 hereof and subject to the terms and conditions of the Plan and any applicable Award Agreement.

2.12           “Eligible Individual” shall mean any officer, director, employee, consultant or prospective officer, director, employee or consultant of the Company or a Subsidiary designated by the Committee as eligible to receive Awards subject to the conditions set forth herein.

2.13           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.14           “Fair Market Value” on any date, shall mean the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Share Option, in accordance with Section 422 of the Code; provided, however, such valuation method shall be in accordance with Section 409A, to the extent applicable.

2.15           “Grantee” shall mean a person to whom an Award has been granted under the Plan.

2.16           “Incentive Stock Option” shall mean an Option intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code and so designated by the Committee as an Incentive Stock Option in the applicable Award Agreement.

2.17           “Non-employee Director” shall mean a director of the Company who is not an employee of the Company or any Subsidiary.

2.18           “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

2.19           “Option” shall mean the right to purchase Shares at a specified exercise price, granted to an Eligible Individual in accordance with Section 6 hereof and subject to the terms and conditions of the Plan and any applicable Award Agreement.  Such Option may either be an Incentive Stock Option or a Nonqualified Stock Option.

2.20           “Parent” shall mean a corporation, if any, which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.21           “Performance Awards” shall mean Performance Units, Performance Shares or either or both of them.

2.22           “Performance Cycle” shall mean the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company or a Subsidiary will be measured.

2.23           “Performance Shares” shall mean Shares granted or transferred to an Eligible Individual in accordance with Section 10 hereof and subject to the terms and conditions of the Plan and any applicable Award Agreement.

2.24           “Performance Unit” shall mean an unfunded, unsecured promise on the part of the Company to deliver Shares or the Fair Market Value of such Shares, as determined by the Committee, granted to an Eligible Individual in accordance with Section 10 hereof and subject to the terms and conditions of the Plan and any applicable Award Agreement.

2.25           “Plan” shall mean the Cedar Realty Trust, Inc. 2012 Stock Incentive Plan, as adopted by the Board on March 21, 2012, as such Plan may be amended from time to time.

2.26           “Restricted Shares” shall mean a grant of Shares or of the right to purchase Shares that are restricted or subject to forfeiture provisions, granted to an Eligible Individual in accordance with Section 8 hereof and subject to the terms and conditions of the Plan and any applicable Award Agreement.

2.27           “Restricted Share Units” shall mean an unfunded, unsecured promise on the part of the Company to deliver Shares or the Fair Market Value of such Shares, as determined by the Committee, to an Eligible Individual in accordance with Section 9 hereof and subject to the terms and conditions of the Plan and any applicable Award Agreement.

2.28           “Section 409A” shall mean Section 409A of the Code and all applicable regulations, procedures, revenue rulings and other administrative guidance in connection therewith.

2.29           “Securities Act” shall mean the Securities Act of 1933, as amended.

2.30           “Shares” shall mean the shares of common stock of the Company.

2.31           “Stock Appreciation Right” shall mean a right to receive all or some portion of the increase in the value of the Shares when the right is exercised granted to an Eligible Individual in accordance with Section 7 hereof and subject to the terms and conditions of the Plan and any applicable Award Agreement.

2.32           “Subsidiary” shall mean any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company and in connection with any Awards granted hereunder, or, except in the case of any Incentive Stock Option, any other subsidiary corporation or entities designated by the Committee.

2.33           “Successor Corporation” shall mean a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

2.34           “Ten-Percent Shareholder” shall mean an Eligible Individual who, at the time an Award is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, or of a Parent or a Subsidiary.

3.    Administration.

3.1    General.  The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan.  The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action.  Any decision or determination reduced to writing and signed by a majority of all of the members shall be as fully effective as if made by a majority vote at a meeting duly called and held.  Each member of the Committee shall be a non-employee director within the meaning of Rule 16b-3 promulgated under the Exchange Act.  To the extent compliance with Section 162(m) of the Code is desired, such Committee members shall also qualify as “outside directors” within the meaning of Section 162(m)(4)(C) of the Code and the regulations thereunder.  Notwithstanding any other provision of the Plan to the contrary, all determinations with respect to any Award granted to any director of the Company or a Subsidiary who is not also an employee of the Company or a Subsidiary shall be made by the Board, and for such purposes all references in the Plan to the Committee shall be deemed to refer to the Board.  No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.2    Authority of the Committee.  Subject to the express terms and conditions set forth herein, the Committee shall have the full power and authority to:  (i) exercise all of the powers granted to it under the Plan; (ii) determine those Eligible Individuals to whom Awards shall be granted under the Plan and the number of Awards to be granted to each Eligible Individual; (iii) prescribe the terms, conditions and restrictions (which need not be identical) of each Award; (iv) make any amendment or modification to any Award Agreement consistent with the terms of the Plan; (v) waive or accelerate the vesting, exercisability, delivery or lapse of restrictions with respect to any Awards; (vi) construe, implement and interpret the Plan and any Award Agreement; (vii) establish, amend and revoke rules and regulations for the administration of the Plan and any Award Agreement, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Award Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan and any Award Agreement fully effective and comply with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable; (viii) make all determinations necessary or advisable in administering the Plan, Awards and any Award Agreements; (ix) determine at any time whether, to what extent and under what circumstances and method or methods (a) Awards may be settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee’s Award, including the effect on any repayment provisions under the Plan or Award Agreement), (b) Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee, or (c) to the extent permitted under applicable law, loans (whether or not secured by Shares) may be extended by the Company; and (x) delegate such powers and authority to such persons as it deems appropriate; provided that any such delegation is consistent with applicable law and any guidelines as may be established by the Board from time to time.  All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Grantees, and all other persons having any interest therein.  The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Company and the Committee shall be entitled to rely upon the advice, opinions and valuations of such persons.

4.    Shares Subject to the Plan.

4.1    Aggregate Limit.  Subject to adjustment under Section 4.3 below, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan shall be 4,500,000 Shares.  Notwithstanding the foregoing, but subject to adjustment as provided in Section 15, no more than 500,000 Shares that can be delivered under the Plan shall be deliverable pursuant to the exercise of Incentive Stock Options.

4.2    Individual Limit.  Subject to adjustment under Section 4.3 below, the maximum number of Shares that may be (i) made the subject of Options and Stock Appreciation Rights, granted to any Eligible Individual with respect to any calendar year may not exceed 500,000 Shares and (ii) made the subject of Awards other than Options and Stock Appreciation Rights granted to any Eligible Individual with respect to any calendar year may not exceed 500,000; provided, however, that pursuant to obligations of the Company contained in the employment agreement with Bruce. J. Schanzer, a maximum of 2,000,000 Restricted Shares may be granted to Mr. Schanzer in 2012.

4.3    Adjustment.  Upon a Change in Capitalization the maximum number of Shares authorized pursuant to Sections 4.1 and 4.2 hereof and which may be made the subject of Awards granted under the Plan, the number of Shares which may be granted to any Eligible Individual and the number of Shares which may be issued pursuant to the exercise of Options and Stock Appreciation Rights shall be adjusted in number and kind pursuant to Section 15.  The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board, but no less than the number of Shares subject to outstanding Awards.

4.4    Share Counting.  Whenever any outstanding Award or portion thereof expires, is cancelled, forfeited or is otherwise terminated for any reason without having been exercised or payment, delivery or issuance having been made in respect of the entire Award, the Shares allocable to the expired, cancelled, forfeited or otherwise terminated portion of the Award or Shares withheld or surrendered from any Award to satisfy any obligation of the Grantee (including Federal, state and local taxes) may again be the subject of Awards granted hereunder, unless restricted by applicable law.

5.    Awards Under the Plan.

5.1    Types.  Awards under the Plan may be made in the form of Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Shares, Performance Share Units, Dividend Equivalent Rights and such other similar stock-based Awards, as set forth in Section 12 hereof.  Awards may be granted singly, in combination or in tandem.  No Awards shall be granted under the Plan beyond ten (10) years after the Effective Date but the terms of Awards made on or before the expiration of the Plan may extend beyond such expiration date.

5.2    Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement which shall contain such provisions (e.g., restrictions, vesting, forfeiture, manner and method of exercise (to the extent applicable), delivery or issuance of Shares or other consideration) as the Committee in its discretion, determines may be necessary or desirable, consistent with the terms of the Plan, and need not be identical for each Grantee or for different forms of Awards.

5.3    Affect on Other Benefits.  Absent express provision to the contrary, any Award under the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement or severance plan of the Company and/or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation.

6.    Options.

6.1    General.  The Committee may, in its discretion, grant to Eligible Individuals Awards of Options, in such amounts and subject to such terms and conditions (which conditions may be based on continuing employment or service, or achievement of pre-established performance objectives or a combination of such conditions) as the Committee may determine, in its discretion, not inconsistent with the terms of the Plan and set forth in the Award Agreement.

6.2    Types of Options.  At the time of grant, the Committee shall designate whether the Option is an Incentive Stock Option.  Awards of Incentive Stock Options shall only be made to Eligible Employees if they are employed by the Company or a Subsidiary corporation (within the meaning of Section 424(f) of the Code).  If an Option is intended to be an Incentive Stock Option, and, if, for any reason such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be treated as a Nonqualified Stock Option, provided that the Option otherwise complies with the requirements associated with Nonqualified Stock Options and as described herein and under any applicable Award Agreement.  Notwithstanding the foregoing, to the extent the aggregate Fair Market Value (determined as of the date of grant of an Incentive Stock Option) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, any Parent and any Subsidiary become exercisable for the first time by a Grantee during any calendar year shall exceed the maximum limit (currently $100,000), if any, imposed from time to time under Section 422 of the Code, the Options granted in excess of the $100,000 limitation shall be deemed to be Nonqualified Stock Options.

6.3    Exercise Price.  The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be determined by the Committee and set forth in the Award Agreement at the time of grant; provided, however, that the exercise price per Share under each Option (whether an Incentive Stock Option or Nonqualified Stock Option) shall not be less than 100% of the Fair Market Value of a Share on the day on which the Option is granted; provided, further, the exercise price per Shares under each Incentive Stock Option granted to a Ten-Percent Shareholder shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted.

6.4    Maximum Duration.  Options granted hereunder shall be for such term as the Committee shall determine, provided that an Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).  The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.  It is the intention of the Committee that any such extension shall, to the extent applicable, be in accordance with Section 409A.

6.5    Method of Exercise.  The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: cash, certified check, transferring Shares to the Company upon such terms and conditions as determined by the Committee (such as, for example, a requirement that such Shares have been held for six months if necessary to avoid adverse accounting consequences) or, if allowed by the Committee, cashless or net exercise method whereby the Company shall retain such number of Shares otherwise issuable in connection with the exercise of such Option(s) as shall have a Fair Market Value of the aggregate exercise price with respect to such exercised Options (and, if permitted by the Committee, to satisfy any withholding taxes as described in Section 18 hereof).  Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Option.  The written notice pursuant to this Section 6.5 may also provide instructions from the Grantee to the Company that upon receipt of the purchase price in cash from the Grantee’s broker or dealer, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Grantee shall deliver the Award Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Award Agreement to the Grantee.  No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

6.6    Dispositions of Incentive Stock Options.  If a Grantee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Grantee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant of such Incentive Stock Option or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Grantee pursuant to such exercise, the Grantee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

7.    Stock Appreciation Rights.

7.1    General.  The Committee may, in its discretion, grant to Eligible Individuals Awards of Stock Appreciation Rights, in such amounts and subject to such terms and conditions (which conditions may be based on continuing employment or service, or achievement of pre-established performance objectives or a combination of such conditions) as the Committee may determine, in its discretion, not inconsistent with the terms of the Plan and as set forth in the Award Agreement.

7.2    Exercise Price.  The exercise price of any Stock Appreciation Rights shall be fixed by the Committee at the time of grant; provided, however, that the exercise price of each Stock Appreciation Right shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

7.3    Maximum Duration.  Stock Appreciation Rights granted hereunder shall be for such term as the Committee shall determine, provided that a Stock Appreciation Right shall not be exercisable after the expiration of ten (10) years from the date it is granted.  The Committee may, subsequent to the granting of any Stock Appreciation Right, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.  It is the intention of the Committee that any such extension shall, to the extent applicable, be in accordance with Section 409A.

7.4    Method of Exercise.  Stock Appreciation Rights shall be exercised by a Grantee  at such times as may be fixed by the Committee at the time of grant and under such methods as may be permitted by the Committee, including, if permitted by the Committee, cashless or net exercises whereby the Company shall retain a number of Shares (or other consideration which may be paid or delivered as determined by the Committee in respect thereof) in connection with the exercise of the Stock Appreciation Right as shall have the Fair Market Value to satisfy any withholding of taxes as described in Section 18 hereof.  Stock Appreciation Rights shall be exercised, in whole or part, by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised.  If requested by the Committee, the Grantee shall deliver the Award Agreement evidencing the Stock Appreciation Right being exercised and the Award Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Award Agreement to the Grantee.

8.    Restricted Shares.

8.1    General.  The Committee may grant or offer for purchase at such price or prices to be determined by the Committee at the time of grant to Eligible Individuals Awards of Restricted Shares, and may issue Restricted Shares in payment in respect of vested Performance Units (as hereinafter provided in Section 10), and subject to such terms and conditions (which conditions may be based on continuing employment or service, or achievement of pre-established performance objectives or a combination of such conditions) as the Committee may determine, in its discretion, not inconsistent with the terms of the Plan and set forth in the Award Agreement.  Notwithstanding the foregoing, all Restricted Shares shall require a minimum vesting of three (3) years if time-based and one (1) year if performance-based, subject, in each case and if determined by the Committee, to acceleration for death, Disability, retirement, Change in Control or other similar events.  Unless otherwise determined by the Committee and set forth in the Award Agreement, the Grantee shall have all the rights of a shareholder with respect to the Restricted Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

8.2    Stock Certificate.  Restricted Shares granted hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Award Agreement and, if requested, the appropriate blank share powers.  At the discretion of the Committee, until the satisfaction, expiration or lapse of all restrictions and conditions imposed on the Restricted Shares, the stock certificate or certificates representing such Restricted Shares may be registered in the Grantee’s name but retained by the Company for the Grantee’s account or be deposited with an agent (which may be the Company or its transfer agent).  The Committee may make such deposit, share power or any other documents a condition to the issuance of such Shares.

8.3    Treatment of Dividends.  At the time the Award of Restricted Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the Grantee until such time and subject to the satisfaction of such restrictions.  In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Restricted Shares) or held in cash.  If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Restricted Shares (whether held in cash or as additional Restricted Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Restricted Shares shall be forfeited upon the forfeiture of such Shares.  Notwithstanding the foregoing, dividends shall not be deferred to the extent that such deferral would cause the Company not to be treated as a “real estate investment trust” as defined in Section 856 of the Code.

8.4    Delivery of Shares.  Upon the lapse of the restrictions on Restricted Shares, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

8.5    Legend.  Each certificate representing Restricted Shares issued pursuant to an Award under this Plan shall conspicuously bear such legends as the Committee, in its discretion, determines are necessary or advisable, including a legend making appropriate reference to the restrictions imposed.

9.    Restricted Share Units.

9.1    General.  The Committee may, in its discretion, grant to Eligible Individuals Awards of Restricted Share Units, and subject to such terms and conditions (which conditions may be based on continuing employment or service, or achievement of pre-established performance objectives or a combination of such conditions) as the Committee may determine, in its discretion, not inconsistent with the terms of the Plan and set forth in the Award Agreement.  Notwithstanding the foregoing, all Restricted Share Units shall require a minimum vesting of three (3) years if time-based and one (1) year if performance-based, subject, in each case and if determined by the Committee, to acceleration for death, Disability, retirement, Change in Control or other similar events.

9.2    Settlement.  Upon the vesting of and/or lapse of all other restrictions with respect to each Restricted Share Unit, the Grantee shall be entitled to receive from the Company one Share (or, if so provided in the applicable Award Agreement, an amount of cash equal to the Fair Market Value of one Share).  The Committee may, in its discretion, provide that settlement of Restricted Share Units shall be deferred, on a mandatory basis or at the election of the Grantee, in a manner that complies with Section 409A.

10.    Performance Awards.

10.1    Forms of Performance Awards.  The Committee may grant Awards of Performance Shares and/or Performance Units to such Eligible Individuals, in such amounts and subject to the performance objectives (as provided in Section 10.2 hereof) and such other terms and conditions, as the Committee may, in its discretion determine at the time the Award is granted, not inconsistent with the terms of the Plan and set forth in an Award Agreement.  Notwithstanding the foregoing, all Performance Units and Performance Shares shall require a minimum vesting of one (1) year, subject, in each case and if determined by the Committee, to acceleration for death, Disability, retirement, Change in Control or other similar events.

10.2    Performance Objectives.  Performance objectives for Performance Awards may be based upon one or more of the following criteria: (i) consolidated income before or after taxes; (ii) EBITDA; (iii) adjusted EBITDA; (iv) net operating income; (v) net income; (vi) net income per Share; (vii) book value per Share; (viii) total shareholder return; (ix) expense management; (x) return on investment; (xi) improvements in capital structure; (xii) profitability of an identifiable business unit; (xiii) maintenance or improvement of debt to equity ratio or other ratios; (xiv) stock price; (xv) funds from operations, as the same may or may not be adjusted; (xvi) cash flow; (xvii) working capital; and (xviii) such other standards as determined by the Committee in its sole discretion.  Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), or a Subsidiary, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.  In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the performance objectives may be calculated without regard to extraordinary items.  Prior to the end of a Performance Cycle, the Committee, in its discretion, may adjust the performance objectives to reflect a Change in Capitalization or any other event which may materially affect the performance of the Company or a Subsidiary, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company or a Subsidiary.

10.3    Performance Units.

(a)    General.  Performance Units are denominated in Shares and, contingent upon the attainment of specified performance objectives (as provided in Section 10.2 hereof) within the Performance Cycle, represent the right to receive payment, delivery or issuance of the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee, or a percentage of such Fair Market Value; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit.  Each Award Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.  A Grantee shall become vested with respect to some or all of the Performance Units to the extent that the performance objectives set forth in the Award Agreement are satisfied for the Performance Cycle and as provided in the Award Agreement.

(b)    Payment of Awards.  Payment to Grantees in respect of vested Performance Units shall be made after the year-end financial statements have been finalized with respect to the Performance Cycle to which such Award relates, unless the Award Agreement provides for the deferral of payment, delivery or issuance, in which event the terms and conditions of the deferral shall be set forth in the Award Agreement.  Such payment, delivery or issuance may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment, delivery or issuance; provided, however, that if the Committee in its discretion determines to make such payment, delivery or issuance entirely or partially in Restricted Shares, the Committee must determine the extent to which such payment, delivery or issuance will be in Restricted Shares and the terms of such Restricted Shares at the time the Award is granted.

10.4    Performance Shares.

(a)    General.  The Committee may grant to Eligible Individuals Awards of Performance Shares contingent upon the attainment of specified performance objectives (as provided in Section 10.2) within the Performance Cycle.  Each Award Agreement shall specify the number of the Performance Shares to which it relates, the performance objectives which must be satisfied in order for the lapse of restrictions on such Performance Shares and the Performance Cycle within which such objectives must be satisfied.  A Grantee shall become vested with respect to some or all of the Performance Shares to the extent that the performance objectives set forth in the Award Agreement are satisfied for the Performance Cycle and as provided in the Award Agreement.  Unless otherwise determined by the Committee and set forth in the Award Agreement, the Grantee shall have all the rights of a shareholder with respect to the Performance Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b)    Stock Certificate.  Performance Shares granted hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Award Agreement and, if requested, the appropriate blank share powers.  At the discretion of the Committee, until the satisfaction, expiration or lapse of all restrictions and conditions imposed on the Performance Shares, the stock certificate or certificates representing such Performance Shares may be registered in the Grantee’s name but retained by the Company for the Grantee’s account or be deposited with an agent (which may be the Company or its transfer agent).  The Committee may make such deposit, share power or any other documents a condition to the issuance of such Shares.

(c)    Treatment of Dividends.  At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be deferred until the lapsing of the restrictions imposed upon such Performance Shares and held by the Company for the account of the Grantee until such time and subject to the satisfaction of such conditions.  In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash.  If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon and solely to the extent of the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.  Notwithstanding the foregoing, dividends shall not be deferred to the extent that such deferral would cause the Company not to be treated as a “real estate investment trust” as defined in Section 856 of the Code.

(d)    Delivery of Shares.  Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a share certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

(e)    Legends.  Each certificate representing one or more Performance Shares issued pursuant to an Award under the Plan shall conspicuously bear such legends as the Committee, in its discretion, determines are necessary or advisable, including a legend making appropriate reference to the restrictions imposed.

11.    Dividend Equivalent Rights.  The Committee shall have the authority to grant to any Eligible Individual, either alone or in connection with any other Award, dividend equivalent rights, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, including, but not limited to, such risk of forfeiture as the Committee may determine at the time the Award is granted, until such specific conditions as may be established by the Committee are met (which conditions may be based on continuing employment or service, or the achievement of pre-established performance objectives, or a combination of such conditions), not inconsistent with the terms of the Plan.  Notwithstanding the foregoing, no Dividend Equivalent Right shall be conditioned on the exercise of any Option or Stock Appreciation Right if, and to the extent, such Dividend Equivalent Right would cause the compensation payable to a “covered employee” as a result of the related Option or Stock Appreciation Right not to constitute performance-based compensation under Section 162(m)(4)(C) of the Code or cause any Option or Stock Appreciation Right to be subject to Section 409A, unless otherwise permitted by the Committee.

12.    Other Stock Based Awards.  The Committee may grant or award other types of stock-based Awards to such Eligible Individuals, in such amounts and subject to such terms and conditions as the Committee may, in its discretion, determine, including, but not limited to, such risk of forfeiture as the Committee may determine at the time the Award is granted, until all specific conditions as may be established by the Committee are met (which conditions may be based on continuing employment or service or achievement of pre-established performance objectives, or a combination of such conditions), not inconsistent with the terms of the Plan.  Notwithstanding the foregoing, all other stock based awards shall require a minimum vesting of three (3) years if time-based and one (1) year if performance-based, subject, in each case and if determined by the Committee, to acceleration for death, Disability, retirement, Change in Control or other similar events.

13.    Modification or Substitution.  Subject to the terms of the Plan and any Award Agreement, the Committee may modify outstanding Awards or accept the surrender of outstanding Awards and grant new Awards in substitution for them; provided, however, Options and Stock Appreciation Rights may not be exchanged for Awards of a different type or cash; provided, further, the Committee will not modify or substitute outstanding Options or Stock Appreciation Rights to effect any repricing or replacement of any such Options or Stock Appreciation Rights which have an exercise price or base value that is above the then Fair Market Value of such outstanding Options or Stock Appreciation Rights without shareholder approval.  Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Award Agreement without the Grantee’s consent and, to the extent applicable, it is the intention of the Company that any such modification or substitution shall be made in a manner that the Committee believes would not subject the Grantee to any additional taxes or interest and penalties under Section 409A, and to the extent such Award is intended to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code and the regulations promulgated thereunder, no such amendment or modification or substitution shall be permitted with respect to any affected Eligible Individual, except as determined by the Compensation Committee.  Notwithstanding any of the foregoing, in no event will the Committee, the Board, the Company, any Subsidiary or any employee be liable directly or indirectly if, by reason of any such amendment or modification, a Grantee is subject to any additional taxes, penalties and/or interest by reason of the application of Section 409A.

14.    Effect of a Termination of Employment or Service.  Each Award Agreement shall set forth the terms and conditions applicable to such Award upon a termination or change in the status of the employment or service of the Grantee by the Company or a Subsidiary (including a termination or change by reason of the sale of a Subsidiary or a change in status from employee or director to consultant), as the Committee may, in its discretion, determine at the time an Award is granted or thereafter.  Notwithstanding the foregoing and unless specifically set forth in an Award Agreement to the contrary, in the event a Grantee’s employment or service with the Company is terminated for Cause, the Award granted to the Grantee hereunder shall immediately terminate in full and in the case of Options and Stock Appreciation Rights, no rights thereunder may be exercised, and in all other cases, no payment, delivery or issuance, lapse of any restriction will be made or due with respect thereto.

15.    Adjustment Upon Changes in Capitalization; Effect of Certain Transactions.

15.1    In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of Shares or other shares or securities with respect to which Awards may be granted under the Plan, and the number and class of Shares or other shares or securities which are subject to outstanding Awards granted under the Plan, and the purchase price therefor, if applicable.  Any such adjustment in the Shares or other shares or securities subject to outstanding Options and Stock Appreciation Rights (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 409A and, to the extent applicable, by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 409A, 422 and 424 of the Code, to the extent applicable.

15.2    If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or entitled to exercise an Option or Stock Appreciation Right with respect to, new, additional or different Shares or other shares or securities, such new, additional or different Shares or other shares or securities shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award, as the case may be, prior to such Change in Capitalization.

15.3    In addition, in the event of a liquidation, dissolution, merger or consolidation, including, without limitation a Change in Control or Change in Capitalization, in which the Company is not the surviving company or a merger or consolidation in which the Company becomes a subsidiary of another company, the Committee shall, in its sole discretion, either (alone or in combination) (i) provide for the assumption of such Awards theretofore granted, or the substitution for such Awards of new awards of the successor company or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price, to the extent applicable, consistent with Section 15.1 hereof; (ii) provide, prior to the transaction, for the acceleration of the vesting, lapse of restrictions, payment, delivery or issuance and/or exercisability of the Award; (iii) for awards that are convertible, exchangeable or exercisable, provide written notice to any holder of such Award that the Award shall be terminated to the extent that it is not converted, exchanged or exercised prior to a date certain specified in such notice; and/or (iv) provide that the holder of any such Award, to the extent then vested, shall be entitled to receive from the Company an amount equal to the Fair Market Value of such Awards as of the date of such event which, in the case of any Option, shall be an amount equal to the excess of (A) the Fair Market Value (determined on the basis of the amount received by shareholders of the Company in connection with such transaction and, if determined by the Committee, at such times as received by the shareholders of the Company, all to the extent consistent with Section 409A, to the extent applicable) to any Award over (B) the aggregate purchase price which would be payable for such Shares upon the conversion, exchange or exercise of such Award (for avoidance of doubt, if such exercise price is less than such Fair Market Value, the Option may be cancelled for no consideration or for such consideration that the Committee shall determine or as provided by the agreement effectuating the event).

15.4    Any actions under this Section 15 shall, to the extent applicable, be in accordance with Sections 409A and 424 of the Code, and the rules and regulations thereunder as determined by the Committee, so as not to cause a modification or deemed new grant of the Award and any shares, securities, cash, property, or other consideration received upon conversion, exchange or exercise, shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction.

16.    Effect of Change in Control.  Unless otherwise determined by the Committee and provided in an Award Agreement, upon the occurrence of a Change in Control which occurs while the Grantee is still employed by, or for directors in the service of, the Company or its Subsidiaries, (i) all of the Grantee’s outstanding and unvested Options and Stock Appreciation Rights shall immediately become vested and/or exercisable; (ii) all of the Grantee’s Restricted Shares and Restricted Share Units that are vested based on the performance of services or time shall become immediately vested; (iii) the percentage of the Grantee’s Performance Units and/or Performance Shares that shall become vested shall be determined by the Committee at the time the Award is granted and as set forth in the Award Agreement; and (iv) for all other Awards the treatment shall be as determined in the applicable Award Agreement.

17.    Restrictions on Transferability of Awards.  Until vested, Awards may not be transferred, sold, pledged, assigned, rehypothecated, fractionalized or otherwise disposed of in any manner other than by will or the laws of descent and distribution unless specifically authorized by the Committee and transferred in a manner permitted by the Committee.  Further, unless otherwise permitted by the Committee, other than by will or the laws of descent and distribution, Options and Stock Appreciation Rights may not be transferred in any manner any time prior to exercise, whether or not vested, and Performance Share Units and Restricted Share Units may not be transferred, sold, pledged, assigned, rehypothecated, fractionalized or otherwise disposed of in any manner any time prior to settlement, payment, delivery or issuance, as applicable, and Restricted Shares or Performance Shares may not be transferred sold, pledged, assigned, rehypothecated, fractionalized or otherwise disposed of in any manner prior to the date on which all applicable restrictions have lapsed with respect to Restricted Shares and/or Performance Shares, as applicable, in all such cases whether or not vested.  Any purported transfer, sale, pledge, assignment, rehypothecation, fractionalization or other disposition of any Awards in violation of the foregoing, will not be valid and the Company will not issue any Shares upon the attempted exercise of such transferred Option or Stock Appreciation Right or in settlement of any Performance Share Unit or Restricted Share Unit or release any restrictions in respect of any such transferred Restricted Share or Performance Share.  Notwithstanding the foregoing, Incentive Stock Options may only be transferred by will or the laws of descent and distribution.

18.    Withholding of Taxes.  The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Award or the exercise thereof, including, but not limited to, permitting or requiring the Grantee (or any beneficiary or other person authorized to act on behalf of the Grantee) to pay all or a portion of the amounts required to be withheld or the withholding of cash or Shares which would be paid or delivered pursuant to such grant or exercise of Award.  Notwithstanding the foregoing, in no event may Shares with a Fair Market Value in excess of the legally required withholding amount based on the minimum statutory withholding rates for federal and state tax purposes that are applicable to such supplemental taxable income be withheld for the payment of such tax obligations (in whole or part).

19.    Interpretation.

19.1    The Plan and any Award Agreements thereunder are intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith.  Any provisions inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan or any Award Agreement.

19.2    Unless otherwise expressly stated in the relevant Award Agreement, each Award (other than Restricted Shares and Restricted Share Units) granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code.  Except in the case of death, disability, retirement or a Change in Control, the Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

19.3    It is intended that all Awards under the Plan and any Award Agreement, either be exempt from or otherwise avoid taxation under Section 409A.  Any ambiguity in the Plan and any Award Agreement shall be interpreted to comply with the foregoing.  To the extent applicable, (i) each amount or benefit payable pursuant to the Plan and any Award shall be deemed a separate payment for purposes of Section 409A and (ii) in the event a Grantee is a “specified employee” at the time of the Grantee’s termination of employment, to the extent required under Section 409A, any payments under the Plan or any Award that are deemed to be deferred compensation subject to Section 409A shall not be paid or begin payment until the earlier of the Grantee’s death and the first day following the six (6) month anniversary of the Grantee’s date of termination of employment.  The Committee shall use reasonable efforts to implement the provisions of this Section 19; provided that in no event shall the Company, the Board, the Committee or any of the Company’s officers, directors, employees or representatives have any liability to Grantees with respect to this Section 19.

20.    Termination and Amendment of the Plan.  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Awards may be granted thereafter.  The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (i) no such amendment, modification, suspension or termination shall, except to the extent such action is required by, or is necessary to comply with, law, adversely alter any Awards theretofore granted under the Plan in any material respect (without regard to any effect resulting from the individual circumstances of such Grantee), except with the consent of the Grantee, nor shall any amendment, modification, suspension or termination deprive any Grantee of any Shares which he or she may have acquired through or as a result of the Plan; (ii) no amendment that would increase benefits to Grantees or Eligible Individuals, increase the number of Shares subject to the Plan or modify the eligibility requirements shall be effective unless approved by the shareholders of the Company and (iii) to the extent necessary under Section 422 of the Code, Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder or applicable law or securities exchange rule, no amendment shall be effective unless approved by the shareholders of the Company in accordance with applicable law and regulations.

21.    Limitation of Liability.  As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to: (i) give any person any right to be granted an Award other than at the sole discretion of the Committee; or  (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan.

22.    Regulations and Other Approvals; Governing Law.

22.1    Except as to matters of federal law, the Plan, any Award Agreement and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Maryland without giving effect to conflicts of law principles thereof.

22.2    The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

22.3    The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

22.4    Each Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment, delivery or issuance made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

22.5    Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder.  The Committee may require any individual receiving Shares pursuant to an Award granted or exercised under the Plan, as a condition precedent to receipt of such Shares or Awards, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder.  The certificates evidencing any of such Shares or Awards shall be appropriately legended to reflect their status as restricted securities as aforesaid.

22.6    No election under Section 83(b) of the Code (to include gross income in the year of transfer of the amounts specified in Code Section 83(b)) or under a similar provision of the law of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  If a Grantee of an Award, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the Award Agreement or by such Committee action to make any such election and the Grantee makes the election, the Grantee shall notify the Committee of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) or other applicable provisions.

22.7    Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company’s federal tax deduction in respect of a particular Grantee’s Award may be limited as a result of Section 162(m) of the Code, the Committee may determine to delay delivery or payment under the Award in such manner as it deems appropriate, including the following actions:

(a)     With respect to such Grantee’s Options, Stock Appreciation Rights and Dividend Equivalent Rights, the Committee may delay the payment in respect of such Options, Stock Appreciation Rights and Dividend Equivalent Rights until a date that is within thirty (30) business days after the earlier to occur of (i) the date that compensation paid to the Grantee is no longer subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control.  In the event that a Grantee exercises an Option or Stock Appreciation Right or would receive a payment in respect of a Dividend Equivalent Right at a time when the Grantee is a “covered employee” and the Committee determines to delay the payment in respect of any such Award, the Committee shall credit cash, or, in the case of an amount payable in Shares, the Fair Market Value of the Shares, payable to the Grantee to a book account.  The Grantee shall have no rights in respect of such book account, and the amount credited thereto shall be subject to applicable transfer restrictions established by the Committee. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise to pay the amount credited thereto to the Grantee in the future; or

(b)    With respect to such Grantee’s Restricted Shares and or Performance Shares, the Committee may require the Grantee to surrender to the Committee any certificates and agreements with respect to such Restricted Shares and/or Performance Shares in order to cancel the Awards of Restricted Shares or Performance Shares, as applicable.  In exchange for such cancellation, the Committee shall credit the Fair Market Value of the Restricted Shares or Performance Shares subject to such Awards to a book account. The amount credited to the book account shall be paid to the Grantee within thirty (30) business days after the earlier to occur of (i) the date that compensation paid to the Grantee is no longer subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control. The Grantee shall have no rights in respect of such book account, and the amount credited thereto shall be subject to the transfer restrictions which shall be established by the Committee. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise to pay the amount credited thereto to the Grantee in the future; or

(c)    With respect to such Grantee’s Restricted Share Units or Performance Units, the Committee may elect to delay delivery of such Shares or consideration in respect of Restricted Share Units or Performance Units until a date that is within thirty (30) business days after the earlier to occur of (i) the date that compensation paid to the Grantee is no longer subject to the deduction limitation under Section 162(m) of the Code and (ii) the occurrence of a Change in Control.

23. Miscellaneous.

23.1    No Right of Employment or Service.  Nothing contained herein, in any Award Agreement or in any Award shall confer on any person any right to be continued in the employ or service of the Company and/or any Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an at-will employee, nor shall anything contained herein, in any Award Agreement or an Award affect any rights which the Company and/or any Subsidiaries may have to change a person’s compensation or other benefits or terminate such person’s employment or association with the Company and/or its Subsidiaries for any reason (with or without cause, with or without compensation) at any time.

23.2    No Rights as a Shareholder.  No Grantee shall be deemed for any purpose to be the owner of any Shares subject to any Option, Stock Appreciation Right, Restricted Share Unit, Performance Share Unit, Dividend Equivalent Right or such other phantom equity award, unless and until, the Company shall have issued and delivered the Shares to the Grantee and the Grantee’s name shall have been entered as a shareholder of record on the books of the Company.  Thereupon, the Grantee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement.

23.3    Non-Uniform Determinations.  The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements (at the same time or at some other time), as to persons to receive Awards under the Plan and the terms and provisions of Awards under the Plan.  The grant of an Award to any person at any time shall neither entitle such person to receive, nor preclude such person from receiving, a subsequent grant of an Award.

23.4    Non-Exclusivity of the Plan.  The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable.

23.5    Freedom of Action.  Nothing contained in the Plan or any Award Agreement shall be construed to prevent the Company, its Subsidiaries, its affiliates, or any of the holders of Shares from taking any corporate action, including, but not limited to, any recapitalization, reorganization, merger, consolidation, dissolution or sale, which is deemed by the Company, its Subsidiaries, its affiliates or such holders to be appropriate or in its or their best interest, whether or not such action would have an adverse effect on the Plan or any Awards thereunder.

23.6    Section Headings; Construction.  The section headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of the sections.  All words used in the Plan shall be construed to be of such gender or number, as the circumstances require.  Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

23.7    Severability; Entire Agreement.  In the event any provision of the Plan or any Award Agreement shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining provisions of the Plan and such illegal, invalid or unenforceable provision shall be deemed modified as if the illegal, invalid or unenforceable provisions had not been included.  The Plan and any Award Agreement contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral, with respect to the subject matter thereof.

23.8    Survival of Terms; Conflicts.  The provisions of the Plan shall survive the termination of the Plan to the extent consistent with, or necessary to carry out, the purposes thereof.  To the extent of any conflict between the Plan and any Award Agreement, the Plan shall control; provided, however, that the Award Agreement may impose greater restrictions or grant lesser rights than the Plan.

23.9    Plan Not Funded.  Unless otherwise provided in an Award Agreement, Awards payable under the Plan shall be payable in Shares or from the general assets of the Company and no special or separate reserve, fund or deposit shall be made to assure payment, delivery or issuance of such Awards.  No Grantee or other person shall have any right, title or interest in any fund or in any specific asset (including Shares, except as expressly otherwise provided) of the Company or any Subsidiary by reason of any Award hereunder.  To the extent that a Grantee or other person acquires a right to receive payment, delivery or issuance pursuant to any Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

23.10   No Third Party Beneficiaries.  Except as expressly provided therein, neither the Plan nor any Award Agreement shall confer on any person other than the Company and the Grantee any rights or remedies thereunder.

23.11   Successors and Assigns.  The terms of the Plan shall be binding upon and inure to the benefit of the Company, its Subsidiaries and their successors and assigns.

24.    Effective Date.  The effective date of the Plan shall be the date of its adoption by the Board, and Awards may be granted following the date of adoption by the Board, subject, however, to the approval by the affirmative vote of the holders of a majority of the votes cast at a meeting of shareholders duly held within twelve (12) months of such adoption.

CEDAR SHOPPING CENTERS, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS - June 15, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Cedar Realty Trust, Inc., a Maryland corporation, hereby appoints Bruce J. Schanzer, Philip R. Mays and Stuart H. Widowski and each of them the proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Stockholders of the Company to be held at 10:00 AM on June 15, 2012, and at any adjournment or adjournments thereof (the “Meeting”), with all the power which the undersigned would have if personally present, hereby revoking any proxy heretofore given.  The undersigned hereby acknowledges receipt of the proxy statement for the Meeting and instructs the proxies to vote as directed on the reverse side.

(Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

CEDAR REALTY TRUST, INC.

June 15, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.cedarrealtytrust.com

Please sign, date and mail your proxy card in the
envelope provided as soon as possible

¯	Please detach along perforated line and mail in the envelope provided.			¯

■ 00033333333330403100 6	061512

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		1.	To elect 7 nominees for Directors
				FOR	AGAINST	ABSTAIN
			James J. Burns	☐	☐	☐
			Raghunath Davloor	☐	☐	☐
			Pamela N. Hootkin	☐	☐	☐
			Paul G. Kirk, Jr.	☐	☐	☐
			Everett B. Miller, III	☐	☐	☐
			Bruce J. Schanzer	☐	☐	☐
			Roger M. Widmann	☐	☐	☐

		2.	To approve the 2012 Stock Incentive Plan.	☐	☐	☐

		3.	The approval (non-binding) of the compensation of the Company’s Named Executive Officers.	☐	☐	☐

		4.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012	☐	☐	☐

		5.	With discretionary authority upon such other matters as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH HEREIN, FOR THE APPROVAL OF THE 2012 STOCK INCENTIVE PLAN, FOR THE APPROVAL OF COMPENSATION FOR EXECUTIVE OFFICERS,  FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method
	☐	PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date		Signature of Stockholder		Date

■
Note:Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.
■

ANNUAL MEETING OF STOCKHOLDERS OF

CEDAR SHOPPING CENTERS, INC.

June 15, 2012

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.
COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.cedarrealtytrust.com

¯	Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.				¯

■ 00033333333330403100 6		061512

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
		1.	To elect 7 nominees for Directors
				FOR	AGAINST	ABSTAIN
			James J. Burns	☐	☐	☐
			Raghunath Davloor	☐	☐	☐
			Pamela N. Hootkin	☐	☐	☐
			Paul G. Kirk, Jr.	☐	☐	☐
			Everett B. Miller, III	☐	☐	☐
			Bruce J. Schanzer	☐	☐	☐
			Roger M. Widmann	☐	☐	☐

		2.	To approve the 2012 Stock Incentive Plan.	☐	☐	☐

		3.	The approval (non-binding) of the compensation of the Company’s Named Executive Officers.	☐	☐	☐
		4.	To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

		5.	With discretionary authority upon such other matters as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH HEREIN, FOR THE APPROVAL OF THE 2012 STOCK INCENTIVE PLAN, FOR THE APPROVAL OF COMPENSATION FOR EXECUTIVE OFFICERS,  FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method
	☐	PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:		Signature of Stockholder	Date:

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Note:Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.
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